UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5696
                                   ------------


                            AXP GLOBAL SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

AXP(R)
   Emerging Markets
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003



AXP Emerging Markets Fund seeks to provide shareholders with long-term capital growth.


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(logo)                                                                   (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                       (R)
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

Table of Contents

Fund Snapshot                                        3

Questions & Answers
   with Portfolio Management                         4

The Fund's Long-term Performance                     9

Investments in Securities                           10

Financial Statements (Portfolio)                    13

Notes to Financial Statements (Portfolio)           16

Independent Auditors' Report (Portfolio)            21

Financial Statements (Fund)                         22

Notes to Financial Statements (Fund)                25

Independent Auditors' Report (Fund)                 33

Board Members and Officers                          34

Proxy Voting                                        36

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2   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                                       Julian Thompson*
Since                                                              1/00
Years in industry                                                    10

Portfolio manager                                            Jules Mort*
Since                                                             10/03
Years in industry                                                     6

* The Fund is managed by a team led by Julian Thompson and Jules Mort.

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 11/13/96     B: 11/13/96     C: 6/26/00      Y: 11/13/96

Ticker symbols
A: IDEAX        B: IEMBX        C: --           Y: --

Total net assets                                         $245.7 million

Number of holdings                                                   71

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X                 LARGE
           X                 MEDIUM  SIZE
           X                 SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

South Korea 17.1%
Taiwan 15.1%
Brazil 9.0%
Mexico 8.2%
South Africa 7.6%
India 7.1%
China 6.3%
Malaysia 4.5%
Thailand 4.0%
Turkey 3.4%
Hong Kong 3.3%
Russia 2.9%
Israel 2.3%
Chile 2.1%
Hungary 2.1%
United States 1.9%
Indonesia 1.0%
Singapore 1.0%
Other* 1.1%

* Includes Peru and United Kingdom.

TOP TEN HOLDINGS

Percentage of portfolio assets

Samsung Electronics (South Korea)                                   7.4%
America Movil ADR Series L (Mexico)                                 3.1
Banco Itau Holding Financeira (Brazil)                              2.7
Chinatrust Financial Holding (Taiwan)                               2.6
Taiwan Semiconductor Mfg (Taiwan)                                   2.6
Brasil Telecom Participacoes (Brazil)                               2.6
Sappi (South Africa)                                                2.3
OTP Bank (Hungary)                                                  2.1
Kookmin Bank (South Korea)                                          2.0
Standard Bank Group (South Africa)                                  2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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3   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express Funds global and international equity funds. At that time Julian Thompson, AXP Emerging Markets Fund's portfolio manager, joined Threadneedle. He has managed the Fund since January 2000. On October 20, Jules Mort of Threadneedle, a specialist in Latin American equities, joined the Fund's management team. Below, Thompson discusses the Fund's results and positioning for fiscal year 2003.

Q: How did AXP Emerging Markets Fund perform for the 12-month period ended Oct. 31, 2003?

A: AXP Emerging Markets Fund rose 36.50% (Class A shares excluding sales charge) for the 12 months ended Oct. 31, 2003. This was less than the Fund's benchmark, the MSCI Emerging Markets Free Index, which advanced 48.74% for the period. The Fund's peer group, represented by the Lipper Emerging Markets Fund Index, was up 48.37% for the same time frame.

Q:   What factors affected performance during the period?

A: Despite strong positive returns, the Fund's results were clearly disappointing in relative terms. The Fund was defensively positioned early in fiscal year 2003, and this detracted from its results when emerging markets rose sharply in April and May 2003. Our reasoning at the time was that the global economy was suffering from chronic overcapacity, that the liberation of Iraq would drag on, and that the SARS virus in China would not be easy to tackle.

     As it turned out, the SARS virus was dealt with rapidly. Saddam Hussein was also toppled quickly. Meanwhile, the U.S. economy proved to be stronger than we had anticipated as U.S. consumers took advantage of the lowest interest rates since the 1950s. The recovery in the

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003

50%                        (bar 2)          (bar 3)
                           +48.74%          +48.37%
40%    (bar 1)
       +36.50%
30%

20%

10%

 0%

(bar 1) AXP Emerging Markets Fund Class A (excluding sales charge) (bar 2) MSCI Emerging Markets Free Index(unmanaged)
(bar 3)  Lipper Emerging Markets Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT
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Questions & Answers

(begin callout quote)> In the coming months, we are likely to take a more patient and longer-term approach to security selection.(end callout quote)

     U.S. economy and the elimination of SARS gave Asian markets a strong boost in April and May. Our defensive positioning at the time, with low exposure to China and a lower-than-index positioning in the volatile technology sector, resulted in considerable underperformance during the first half of fiscal year 2003. We also had lower-than-index exposure to Israel and Turkey, which performed well after American and British forces ousted the Iraqi dictator. Stock selection also

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                                  Class A                 Class B                Class C                 Class Y
(Inception dates)               (11/13/96)              (11/13/96)              (6/26/00)              (11/13/96)
                              NAV(1)   POP(2)       NAV(1)  After CDSC(3)   NAV(1)  After CDSC(4)   NAV(5)     POP(5)
1 year                       +36.50%  +28.65%      +35.51%     +31.51%     +35.42%    +35.42%      +36.63%    +36.63%
5 years                       +9.70%   +8.41%       +8.88%      +8.74%        N/A        N/A        +9.96%     +9.96%
Since inception               +1.70%   +0.84%       +0.94%      +0.94%      -2.40%     -2.40%       +1.89%     +1.89%

as of Sept. 30, 2003
1 year                       +31.76%  +24.20%      +30.69%     +26.69%     +30.87%    +30.87%      +32.29%    +32.29%
5 years                       +9.67%   +8.38%       +8.82%      +8.68%        N/A        N/A        +9.94%     +9.94%
Since inception               +0.49%   -0.37%       -0.28%      -0.28%      -4.88%     -4.88%       +0.69%     +0.69%


(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

Questions & Answers

     proved overly defensive, particularly in Latin America. While performance has been pretty much in line with the Fund's benchmark since the end of May, it was difficult to recover lost ground.

Q:   Were there any major positive contributors to results?

A: The Fund's positioning in Russia augmented its returns in fiscal year 2003. In early autumn, we reduced the Fund's position ahead of the deterioration in relations between Russian President Putin and the country's so-called business oligarchs, marked by the arrest of a leading oil executive. On average, about 7% of the Fund was invested in the country for most of the fiscal year. The Fund's lower-than-index exposure to Korea, which has been suffering a credit squeeze following the puncturing of last year's bubble in credit card spending, also helped fiscal year performance.

Q:   What effect is Threadneedle's involvement having on the Fund?

A: We believe we are adding greater depth to the Fund's research resources. We have dedicated analysts specializing in emerging market securities in Asia, Latin America, Eastern Europe, the Middle East and Africa. Threadneedle also has a dedicated emerging markets economist and fixed income team whose experience in analyzing emerging economies will give greater depth to our country allocation. Overall, though, the Fund's investment strategy and process has not changed, although we expect to take a slightly longer-term approach to security selection. This should, under normal market conditions, lead to lower portfolio turnover than the 174% turnover rate we had in fiscal year 2003. We will continue to adopt a dynamic approach in our investment style, rather than being wedded to a strict growth or value discipline. Our typical portfolio will also continue to contain around 50-70 stocks with a minimum market capitalization of $500 million.

Q:   How is the Fund currently positioned across countries?

A: We have a larger-than-index position in Asia. We are particularly keen on countries demonstrating a strong expansionary cycle (such as China, India and Thailand, as well as Taiwan to a lesser extent). We are cautious on Korea, where we have a lower-than-index position, as a credit crunch is still ongoing. The bulk of our exposure in Korea is in exporters.



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6   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

Questions & Answers

     We have a slightly higher-than-index position in Latin America. However, the Fund has no exposure to Argentina, Colombia or Venezuela. Exposure is concentrated in Brazil, Mexico and Chile. Elsewhere, we currently have a lower-than-index position in Russia. We have sold into recent market strength. We also have substantially lower-than-index position in South Africa. The reason is the strong currency, which is making life very difficult for the country's exporters (which represent 40% of the market). Wages are also growing far in excess of productivity in the mining sector. Most of our South African exposure is in financial stocks, which look exceptionally cheap at current levels.

Q: How is the Fund's overall portfolio currently allocated with respect to economic sectors?

A: The Fund has a larger-than-index position in banks, reflecting an Asian growth theme, as well as the prospects for credit growth in Brazil and South Africa. The Fund is neutral with respect to the information technology sector, and has moved to lower-than-index positions in energy following the reduction in Russian exposure and also has a much lower-than-index position in materials, reflecting our dislike of the South African mining industry.



Q:   What is the Fund's tactical view and strategy for the months ahead?

A: The strong performance of the emerging market universe relative to the world index partly reflects the recovery in the U.S. economy which remains a key export destination for the Asian region, but it also reflects the weak dollar, which is keeping emerging market currencies strong, allowing interest rates to fall and promoting domestic consumption.

     We believe that we are in the early stages of a new investment and consumption cycle in emerging markets, which may bring a pick-up in growth rates from recent levels and may make emerging markets the main engine of global growth. In fact we are already seeing this in countries such as China, Thailand and India. It is no coincidence that these countries were among the best performers in the third calendar quarter of 2003. Of course, there is some concern that China may be overheating as the pace of GDP growth in the third quarter appears to have been around 12%. However, it is difficult to see what could really derail China at this point, particularly as currency revaluation is really in no one's interests. We thus continue to expect China to be a strong catalyst for regional growth, as well as for commodity prices. While economies such as India, Thailand

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7   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

Questions & Answers

     and China are already booming, we expect other economies in the region such as Taiwan, Hong Kong and Singapore to join the party. For this reason we have more than half of the Fund's assets invested in Asia currently. We increased this exposure in early August 2003.

     We also expect a new consumption cycle in other emerging markets, particularly Brazil. Interest rates started the year at over 26% and are now down to 20%. We expect them to be around 16% by the end of 2003 as inflation remains on a downward path. This should set the scene for a strong pick-up in economic growth next year.



     The Fund is positioned to benefit strongly from a resumption of consumption in emerging markets. For the last five years, emerging economies have struggled with high interest rates and low commodity prices. They are now enjoying a pick-up in external demand as the U.S. economy recovers, along with low interest rates and strong currencies. At the same time, consumers in emerging markets are also beginning to take advantage of low interest rates, creating a consumption boom that may bring a rebalancing of global growth away from the U.S., towards Asia and, to a lesser extent, Latin America.



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8   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Emerging Markets Fund Class A shares (from 12/1/96 to 10/31/03) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP EMERGING MARKETS FUND
AXP Emerging Markets Fund Class A              $9,425  $10,070   $6,672   $9,687  $9,339   $7,165   $7,766  $10,601
MSCI Emerging Markets Free Index(1)           $10,000   $9,001   $6,212   $8,984  $8,192   $6,270   $6,800   $9,910
Lipper Emerging Markets Funds Index(2)        $10,000   $9,402   $6,283   $8,571  $8,204   $6,382   $6,837  $10,144

                                              12/1/96    10/97    10/98    10/99   10/00    10/03    10/03   10/03

(1) Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of Oct. 31, 2003
1 year                                                               +28.65%
5 years                                                               +8.41%
Since inception (11/13/96)                                            +0.84%

             Results for other share classes can be found on page 5.



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9   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

Investments in Securities

Emerging Markets Portfolio
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (94.1%)(c)
Issuer                                                Shares            Value(a)

Brazil (6.4%)

Beverages & tobacco (0.6%)
Companhia de Bebidas das Americas ADR                 65,829          $1,395,575

Energy (1.0%)
Petroleo Brasileiro ADR                              102,335           2,404,873

Metals (0.8%)
Companhia Vale do Rio Doce ADR                        44,600           2,040,450

Paper & packaging (1.4%)
Aracruz Celulose ADR                                 125,993           3,540,403

Utilities -- telephone (2.6%)
Brasil Telecom Participacoes                         172,496           6,299,553

Chile (2.1%)

Banks and savings & loans (0.8%)
Banco Santander Chile ADR                             81,759           1,942,594

Metals (1.3%)
Antofagasta                                          175,381           3,118,980

China (6.3%)

Automotive & related (1.9%)
Denway Motors                                      5,744,000           4,733,842

Computer software & services (1.1%)
Legend Group                                       5,802,000           2,801,744

Metals (0.9%)
Yanzhou Coal Mining Cl H                           2,852,000           2,093,359

Multi-industry (0.8%)
Zhejiang Expressway                                2,996,000           1,880,771

Utilities -- telephone (1.6%)
China Mobile                                       1,383,500           3,928,323

Hong Kong (3.3%)

Banks and savings & loans (1.3%)
BOC Hong Kong Holdings                             1,840,500           3,187,700

Financial services (0.9%)
Cheung Kong Holdings                                 279,000           2,326,287

Real estate (1.1%)
Sun Hung Kai Properties                              326,000           2,760,150

Hungary (2.1%)

Banks and savings & loans
OTP Bank                                             419,000(b)        5,133,152

India (7.1%)

Automotive & related (0.8%)
Tata Motors                                          231,687           1,914,536

Banks and savings & loans (1.9%)
Housing Development Finance                          404,452(b)        4,639,775

Beverages & tobacco (1.3%)
ITC                                                  166,009(b)        3,182,084

Computer software & services (1.9%)
Infosys Technologies                                  46,540           4,869,088

Health care products (1.2%)
Cipla                                                101,125           2,897,860

Indonesia (1.0%)

Beverages & tobacco
Hanjiya Mandala Sampoerna                          4,860,500           2,488,457

Israel (2.3%)

Banks and savings & loans (0.8%)
Bank Hapoalim                                        924,813(b)        1,949,250

Computer software & services (0.7%)
Check Point Software Technologies                     97,402(b)        1,654,860

Health care products (0.8%)
Teva Pharmaceutical Inds ADR                          37,510           2,133,944

See accompanying notes to investments in securities.

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10 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Malaysia (4.5%)

Banks and savings & loans (1.8%)
Malayan Banking                                    1,641,900          $4,407,205

Cellular telecommunications (1.7%)
Maxis Communications                               2,101,000           4,174,355

Leisure time & entertainment (1.0%)
Resorts World                                        884,000           2,558,947

Mexico (8.2%)

Beverages & tobacco (1.4%)
Grupo Modelo Series C                              1,370,539           3,457,629

Cellular telecommunications (3.1%)
America Movil ADR Series L                           319,524           7,604,671

Financial services (1.0%)
Grupo Financiero BBVA Bancomer Cl B                3,000,000(b)        2,535,479

Multi-industry (1.1%)
Grupo Aeroportuario del Sureste ADR                  150,900           2,607,551

Retail -- general (0.8%)
Wal-Mart de Mexico                                   747,254           2,081,747

Utilities -- telephone (0.8%)
Telefonos de Mexico ADR Cl L                          58,950           1,895,243

Peru (0.3%)

Precious metals
Compania de Minas Buenaventura ADR                    13,600             647,632

Russia (2.9%)

Energy (1.2%)
Lukoil Holding ADR                                    35,656           2,898,832

Metals (1.0%)
JSC MMC Norilsk Nickel ADR                            48,600           2,510,190

Utilities -- natural gas (0.7%)
Gazprom ADR                                           75,486           1,811,664

Singapore (1.0%)

Banks and savings & loans
United Overseas Bank                                 310,000           2,421,666

South Africa (7.6%)

Banks and savings & loans (3.0%)
FirstRand                                          2,152,700           2,544,526
Standard Bank Group                                1,005,277           4,871,110
Total                                              7,415,636

Insurance (1.3%)
Old Mutual                                         1,798,000           3,119,764

Multi-industry (1.0%)
Imperial Holdings                                    290,500           2,548,985

Paper & packaging (2.3%)
Sappi                                                450,738           5,703,029

South Korea (15.7%)

Banks and savings & loans (2.0%)
Kookmin Bank                                         137,150           5,006,236

Beverages & tobacco (1.1%)
KT&G                                                 139,050           2,678,783

Chemicals (1.8%)
LG Chem                                              110,300           4,426,912

Electronics (9.0%)
LG Electronics                                        71,680           3,712,703
Samsung Electronics                                   45,670          18,136,799
Total                                                                 21,849,502

Retail -- general (0.5%)
Shinsegae                                              6,310           1,266,265

Telecom equipment & services (1.3%)
SK Telecom                                            18,620           3,288,196

Taiwan (15.1%)

Automotive & related (0.8%)
China Motor                                        1,054,300           2,001,541

Banks and savings & loans (4.5%)
Chinatrust Financial Holding                       6,264,840           6,509,165
Taishin Financial Holdings                         6,288,000           4,460,362
Total                                                                 10,969,527

Chemicals (1.7%)
Formosa Chemicals & Fibre                          2,640,335           4,196,559

Computer hardware (3.3%)
Compal Electronics                                 2,349,400           3,561,269
Hon Hai Precision Inds                             1,044,600           4,673,412
Total                                                                  8,234,681

See accompanying notes to investments in securities.

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11 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Taiwan (cont.)

Electronics (3.7%)
Taiwan Semiconductor Mfg                           3,220,000          $6,349,963
United Microelectronics                            2,911,000           2,664,668
Total                                                                  9,014,631

Industrial transportation (1.1%)
Evergreen Marine                                   3,120,180           2,736,758

Thailand (4.0%)

Banks and savings & loans (1.8%)
Bangkok Bank                                       1,896,400(b)        4,444,502

Building materials & construction (1.1%)
Siam Cement                                          520,100           2,633,418

Home building (1.1%)
Land & Houses Public                               8,865,200           2,688,781

Turkey (3.4%)

Banks and savings & loans (1.1%)
Akbank T.A.S.                                    551,591,000           2,585,002

Beverages & tobacco (0.2%)
Anadolu Efes Biracilik ve Malt Sanayil            38,120,780             467,834

Food (1.1%)
Migros Turk T.A.S.                               191,671,032           2,636,608

Multi-industry (1.0%)
Koc Holding                                      187,022,000           2,572,656

United Kingdom (0.8%)

Metals
Lonmin                                               114,911           1,995,805

Total common stocks
(Cost: $186,815,272)                                                $231,412,032

Preferred stocks (4.1%)(c)
Issuer                                                Shares            Value(a)

Brazil (2.7%)
Banco Itau Holding Financeira                     80,550,000          $6,599,007

South Korea (1.4%)
Samsung Electronics                                   17,840           3,542,374

Total preferred stocks
(Cost: $8,220,420)                                                   $10,141,381

Short-term security (1.9%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
General Electric Capital
         11-03-03              1.04%              $4,600,000          $4,599,601

Total short-term security
(Cost: $4,599,735)                                                    $4,599,601

Total investments in securities
(Cost: $199,635,427)(d)                                             $246,153,014

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $202,710,751 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $44,062,097
     Unrealized depreciation                                           (619,834)
                                                                       --------
     Net unrealized appreciation                                    $43,442,263
                                                                    -----------

--------------------------------------------------------------------------------
12 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Emerging Markets Portfolio

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $199,635,427)                                 $246,153,014
Cash in bank on demand deposit                                          73,989
Foreign currency holdings (identified cost $590,056) (Note 1)          592,277
Dividends and accrued interest receivable                              139,309
Receivable for investment securities sold                            6,035,654
                                                                     ---------
Total assets                                                       252,994,243
                                                                   -----------

Liabilities
Payable for investment securities purchased                          7,086,092
Accrued investment management services fee                               7,447
Other accrued expenses                                                  85,112
Total liabilities                                                    7,178,651
                                                                     ---------
Net assets                                                        $245,815,592
                                                                  ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Statement of operations
Emerging Markets Portfolio

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                               $ 5,270,409
Interest                                                                                                    259,318
Fee income from securities lending (Note 3)                                                                   6,708
   Less foreign taxes withheld                                                                             (546,431)
                                                                                                           --------
Total income                                                                                              4,990,004
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,181,279
Compensation of board members                                                                                 7,891
Custodian fees                                                                                              273,054
Audit fees                                                                                                   21,000
Other                                                                                                        16,240
                                                                                                             ------
Total expenses                                                                                            2,499,464
                                                                                                          ---------
Investment income (loss) -- net                                                                           2,490,540
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        18,020,396
   Foreign currency transactions                                                                           (714,689)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  17,305,707
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    50,708,763
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    68,014,470
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $70,505,010
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
Emerging Markets Portfolio

Year ended Oct. 31,                                                                   2003                  2002
Operations
Investment income (loss) -- net                                                  $  2,490,540         $   1,481,912
Net realized gain (loss) on investments                                            17,305,707            17,153,389
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              50,708,763             4,057,136
                                                                                   ----------             ---------
Net increase (decrease) in net assets resulting from operations                    70,505,010            22,692,437
                                                                                   ----------            ----------
Proceeds from contributions                                                        40,823,634            85,703,273
Fair value of withdrawals                                                         (63,961,807)         (126,027,132)
                                                                                  -----------          ------------
Net contributions (withdrawals) from partners                                     (23,138,173)          (40,323,859)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                            47,366,837           (17,631,422)
Net assets at beginning of year                                                   198,448,755           216,080,177
                                                                                  -----------           -----------
Net assets at end of year                                                        $245,815,592         $ 198,448,755
                                                                                 ============         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

Emerging Markets Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of emerging markets companies. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
17 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003 foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
18 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 1.10% to 1.00% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Emerging Markets Fund to the Lipper Emerging Markets Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $100,852 for the year ended Oct. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Portfolio are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
19 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $341,989,946 and $350,700,616, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $6,708 for the year ended Oct. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Ratio of expenses to average daily net assets(a)                  1.20%        1.23%        1.20%        1.17%        1.30%
Ratio of net investment income (loss)
  to average daily net assets                                     1.20%         .63%         .79%         .28%         .87%
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(b)                                                  37.59%        9.39%      (22.59%)      (2.86%)      46.00%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
20 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Emerging Markets Portfolio (a series of World Trust) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
21 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Emerging Markets Fund

Oct. 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                      $ 245,722,267
Capital shares receivable                                                                                    56,286
                                                                                                             ------
Total assets                                                                                            245,778,553
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                        1,548
Accrued distribution fee                                                                                      3,057
Accrued service fee                                                                                              51
Accrued transfer agency fee                                                                                   1,912
Accrued administrative services fee                                                                             676
Other accrued expenses                                                                                       59,753
                                                                                                             ------
Total liabilities                                                                                            66,997
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                    $ 245,711,556
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     456,609
Additional paid-in capital                                                                              319,802,328
Undistributed net investment income                                                                        (284,054)
Accumulated net realized gain (loss) (Note 5)                                                          (120,756,753)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    46,493,426
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $ 245,711,556
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 155,436,111
                                                            Class B                                   $  72,025,997
                                                            Class C                                   $     611,606
                                                            Class Y                                   $  17,637,842
Net asset value per share of outstanding capital stock:     Class A shares         28,459,800         $        5.46
                                                            Class B shares         13,890,622         $        5.19
                                                            Class C shares            117,586         $        5.20
                                                            Class Y shares          3,192,899         $        5.52
                                                                                    ---------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Emerging Markets Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                               $ 5,268,503
Interest                                                                                                    259,224
Fee income from securities lending                                                                            6,705
   Less foreign taxes withheld                                                                             (546,234)
                                                                                                           --------
Total income                                                                                              4,988,198
                                                                                                          ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         2,498,565
Distribution fee
   Class A                                                                                                  334,914
   Class B                                                                                                  639,893
   Class C                                                                                                    5,003
Transfer agency fee                                                                                         715,361
Incremental transfer agency fee
   Class A                                                                                                   54,133
   Class B                                                                                                   42,717
   Class C                                                                                                      387
Service fee -- Class Y                                                                                        8,783
Administrative services fees and expenses                                                                   208,342
Compensation of board members                                                                                 7,125
Printing and postage                                                                                        101,788
Registration fees                                                                                            40,117
Audit fees                                                                                                    7,000
Other                                                                                                         6,183
                                                                                                              -----
Total expenses                                                                                            4,670,311
   Earnings credits on cash balances (Note 2)                                                                (2,986)
                                                                                                             ------
Total net expenses                                                                                        4,667,325
                                                                                                          ---------
Investment income (loss) -- net                                                                             320,873
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 18,014,007
   Foreign currency transactions                                                                           (714,418)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  17,299,589
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    50,690,349
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    67,989,938
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $68,310,811
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Emerging Markets Fund

Year ended Oct. 31,                                                                    2003                  2002
Operations
Investment income (loss) -- net                                                  $    320,873         $  (1,038,828)
Net realized gain (loss) on investments                                            17,299,589            17,148,831
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              50,690,349             4,056,336
                                                                                   ----------             ---------
Net increase (decrease) in net assets resulting from operations                    68,310,811            20,166,339
                                                                                   ----------            ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         46,522,730            92,903,611
   Class B shares                                                                   4,677,343             7,961,556
   Class C shares                                                                   1,881,668               691,958
   Class Y shares                                                                  17,134,059            23,258,477
Payments for redemptions
   Class A shares                                                                 (66,453,449)         (116,934,256)
   Class B shares (Note 2)                                                        (17,438,584)          (22,209,119)
   Class C shares (Note 2)                                                         (1,963,556)             (405,813)
   Class Y shares                                                                  (5,243,858)          (23,090,767)
                                                                                   ----------           -----------
Increase (decrease) in net assets from capital share transactions                 (20,883,647)          (37,824,353)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                            47,427,164           (17,658,014)
Net assets at beginning of year                                                   198,284,392           215,942,406
                                                                                  -----------           -----------
Net assets at end of year                                                        $245,711,556         $ 198,284,392
                                                                                 ============         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Emerging Markets Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Emerging Markets Portfolio

The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of emerging markets companies.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2003 was 99.96%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
25 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $604,927 and accumulated net realized loss has been decreased by $604,927.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 30,                              2003                  2002

Class A
Distributions paid from:
     Ordinary income                              $--                   $--
     Long-term capital gain                        --                    --

Class B
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class C
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class Y
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $   2,322,760
Accumulated long-term gain (loss)                             $(120,289,410)
Unrealized appreciation (depreciation)                        $  43,419,269

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
26 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.05% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
27 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $177,783 for Class A, $65,171 for Class B and $108 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's transfer agency fees were reduced by $2,986 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended Oct. 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       10,502,183         1,107,124          439,743         4,214,232
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (15,064,186)       (4,225,912)        (453,986)       (1,112,507)
                                          -----------        ----------         --------        ----------
Net increase (decrease)                    (4,562,003)       (3,118,788)         (14,243)        3,101,725
                                           ----------        ----------          -------         ---------

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       21,294,247         1,862,489          166,570         5,055,225
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (26,885,521)       (5,372,341)         (97,581)       (4,986,689)
                                          -----------        ----------          -------        ----------
Net increase (decrease)                    (5,591,274)       (3,509,852)          68,989            68,536
                                           ----------        ----------           ------            ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $120,289,410 as of Oct. 31, 2003, that will expire in 2006 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.00        $3.69       $ 4.81        $4.99        $3.44
Income from investment operations:
Net investment income (loss)                                        .02         (.01)          --         (.02)         .02
Net gains (losses) (both realized and unrealized)                  1.44          .32        (1.12)        (.16)        1.54
Total from investment operations                                   1.46          .31        (1.12)        (.18)        1.56
Less distributions:
Dividends from net investment income                                 --           --           --           --         (.01)
Net asset value, end of period                                    $5.46        $4.00       $ 3.69        $4.81        $4.99

Ratios/supplemental data
Net assets, end of period (in millions)                            $155         $132         $143         $234         $251
Ratio of expenses to average daily net assets(c)                  2.02%        2.05%        2.02%        1.83%        2.03%
Ratio of net investment income (loss)
  to average daily net assets                                      .39%        (.19%)       (.02%)       (.38%)        .14%
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  36.50%        8.40%      (23.28%)      (3.60%)      45.13%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.83        $3.56       $ 4.67        $4.88        $3.39
Income from investment operations:
Net investment income (loss)                                       (.02)        (.04)        (.04)        (.07)        (.05)
Net gains (losses) (both realized and unrealized)                  1.38          .31        (1.07)        (.14)        1.54
Total from investment operations                                   1.36          .27        (1.11)        (.21)        1.49
Net asset value, end of period                                    $5.19        $3.83       $ 3.56        $4.67        $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                             $72          $65          $73         $120         $130
Ratio of expenses to average daily net assets(c)                  2.80%        2.83%        2.79%        2.60%        2.81%
Ratio of net investment income (loss)
  to average daily net assets                                     (.39%)       (.95%)       (.80%)      (1.14%)       (.63%)
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  35.51%        7.58%      (23.77%)      (4.30%)      43.87%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $3.84        $3.56       $ 4.68        $5.64
Income from investment operations:
Net investment income (loss)                                       (.02)        (.03)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                  1.38          .31        (1.08)        (.95)
Total from investment operations                                   1.36          .28        (1.12)        (.96)
Net asset value, end of period                                    $5.20        $3.84       $ 3.56        $4.68

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  2.80%        2.85%        2.79%        2.60%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     (.41%)      (1.13%)       (.63%)      (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%
Total return(e)                                                  35.42%        7.87%      (23.93%)     (17.02%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
31 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.04        $3.72       $ 4.83        $4.99        $3.45
Income from investment operations:
Net investment income (loss)                                        .03           --          .01         (.01)         .02
Net gains (losses) (both realized and unrealized)                  1.45          .32        (1.12)        (.15)        1.53
Total from investment operations                                   1.48          .32        (1.11)        (.16)        1.55
Less distributions:
Dividends from net investment income                                 --           --           --           --         (.01)
Net asset value, end of period                                    $5.52        $4.04       $ 3.72        $4.83        $4.99

Ratios/supplemental data
Net assets, end of period (in millions)                             $18          $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.87%        1.59%        1.84%        1.66%        1.88%
Ratio of net investment income (loss)
  to average daily net assets                                      .54%         .19%         .21%        (.29%)       1.18%
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  36.63%        8.60%      (22.98%)      (3.21%)      45.29%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
32 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Emerging Markets Fund (a series of AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Emerging Markets Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
33 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.







--------------------------------------------------------------------------------
34   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.









--------------------------------------------------------------------------------
35   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
36   --   AXP EMERGING MARKETS FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Global Balanced
                 Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP Global Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                       (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance           10

Investments in Securities                  11

Financial Statements                       16

Notes to Financial Statements              19

Independent Auditors' Report               30

Federal Income Tax Information             31

Board Members and Officers                 32

Proxy Voting                               34

--------------------------------------------------------------------------------
2   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                      Since             Years in industry
Equity portion

Alex Lyle*                             10/03                    23
Stephen Thornber*                      10/03                    16

Portfolio manager                      Since             Years in industry
Fixed income portion

Nic Pifer**                            2/03                     13

 * The Fund is managed by a team led by Alex Lyle and Stephen Thornber.

** The Fund is managed by a team led by Nic Pifer.

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates
A: 11/13/96     B: 11/13/96     C: 6/26/00      Y: 11/13/96

Ticker symbols
A: IDGAX        B: IGBBX        C: --           Y: AGBYX

Total net assets                                          $92.8 million

Number of holdings                                                  142

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

Equities
       STYLE
VALUE  BLEND  GROWTH
         X              LARGE
         X              MEDIUM   SIZE
         X              SMALL

Bonds
      DURATION
SHORT    INT.   LONG
                  X      HIGH
                  X      MEDIUM   QUALITY
                         LOW

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 38.4%
Germany 10.0%
United Kingdom 8.3%
Italy 6.8%
France 6.2%
Japan 5.2%
Switzerland 3.9%
Austria 3.7%
Canada 2.4%
China 1.7%
South Korea 1.6%
Australia 1.3%
Denmark 1.2%
Mexico 1.2%
Norway 1.2%
Sweden 1.1%
Bermuda 1.0%
Other* 4.8%

* Includes Barbados, Brazil, Finland, Hong Kong, Ireland, Netherlands, Supra-National and Taiwan.

TOP TEN HOLDINGS

Percentage of portfolio assets

Buoni Poliennali Del Tes (Italy)
     4.25% 2009                                                       4.2%
Oesterreich Kontrollbank (Austria)
     1.80% 2010                                                       3.7
Govt of France (France)
     5.50% 2010                                                       2.5
Bundesrepublik Deutschland (Germany)
     6.50% 2027                                                       2.3
Govt of France (France)
     4.00% 2009                                                       2.0
Federal Natl Mtge Assn (United States)
     6.00% 2011                                                       1.9
Bundesrepublik Deutschland (Germany)
     5.25% 2008                                                       1.8
Citigroup (United States)                                             1.4
United Kingdom Treasury (United Kingdom)
     8.50% 2005                                                       1.4
Procter & Gamble (United States)                                      1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express Funds global and international equity funds. At that time responsibility for asset allocation decisions and the equity portion of the AXP Global Balanced Fund moved to Threadneedle. The team that manages the Fund is led by Alex Lyle, who is responsible for asset allocation and Stephen Thornber, who is responsible for the equity portion. Nic Pifer, located in Minneapolis, is responsible for the Fund's fixed-income securities. Below is a discussion of the Fund's results and changes in positioning since the start of the current fiscal year.

Q: How did AXP Global Balanced Fund perform for the fiscal year ended Oct. 31, 2003?

A: AXP Global Balanced Fund gained 16.91% (Class A, excluding sales charge) for the 12 months ended Oct. 31, 2003. The Fund underperformed its equity benchmark, the MSCI All Country World Free Index, which returned 25.25% for the 12-month period. The CitiGroup World Government Bond Index, the benchmark for the fixed income component of the Fund, increased 14.28% for the period. The Fund underperformed the Lipper Global Flexible Funds Index, representing the Fund's peer group, which rose 20.69% over the same time frame.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003
30%
                           (bar 2)
25%                       +25.25%
                                                           (bar 4)
20%     (bar 1)                                            +20.69%
        +16.91%                             (bar 3)
15%                                         +14.28%

10%

 5%

 0%

(bar 1) AXP Global Balanced Fund Class A (excluding sales charge) (bar 2) MSCI All Country World Free Index (unmanaged)
(bar 3)  CitiGroup World Government Bond Index (unmanaged)
(bar 4)  Lipper European Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Later in the reporting period, the Fund was repositioned to put focus on areas that could benefit from improvements in the global economy.(end callout quote)

Q:   How did your team balance asset allocation between stocks and bonds?

A: For most of the fiscal year, the Fund had a larger position in equities than most funds in its peer group. We had an above average position in stocks because:

     o Global growth is becoming more evident. Recent economic statistics, such as revised GDP numbers for most of the major regions, are quite encouraging.

     o Earnings numbers are also being increased, and we have had good reporting seasons in all major markets.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                          Class A              Class B                   Class C                    Class Y
(Inception dates)       (11/13/96)           (11/13/96)                 (6/26/00)                 (11/13/96)
                   NAV(1)     POP(2)     NAV(1)   After CDSC(3)     NAV(1)   After CDSC(4)    NAV(5)     POP(5)
1 year            +16.91%    +10.19%    +15.96%     +11.96%        +16.29%     +16.29%       +17.32%    +17.32%
5 years            -0.03%     -1.21%     -0.79%      -0.96%           N/A         N/A         +0.20%     +0.20%
Since inception    +2.63%     +1.76%     +1.85%      +1.85%         -7.31%      -7.31%        +2.84%     +2.84%

as of Sept. 30, 2003
1 year            +18.34%    +11.54%    +17.36%     +13.36%        +17.45%     +17.45%       +18.75%    +18.75%
5 years            +0.44%     -0.74%     -0.30%      -0.47%           N/A         N/A         +0.69%     +0.69%
Since inception    +2.25%     +1.37%     +1.49%      +1.49%         -8.29%      -8.29%        +2.46%     +2.46%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Questions & Answers

Below, Portfolio Manager Alex Lyle discusses the positioning of the equity portion of AXP Global Balanced Fund.

Q:   What factors significantly affected performance during the annual period?

A: Throughout most of the 12-month period, the Fund was managed quite defensively. At the start of the fiscal year, uncertainty associated with the pending conflict in Iraq, led to extreme market volatility. The Fund's risk profile was reduced in anticipation of war. In March, the toppling of Saddam Hussein from power occurred more quickly than anticipated, and this helped generate a dramatic market rally. However, the Fund maintained a defensive stance based on caution that the economic recovery -- which had been on again, off again for some time -- would not be sustained.

     The sharp rally that followed the war in Iraq favored mid- and small-cap stocks. Many of these smaller capitalization stocks were gaining favor due to recovery stories of their own. Because the Fund was defensively positioned and invested in mostly large cap stocks, the portfolio did not fully benefit from this substantial rally.

     Throughout most of the fiscal year, the Fund had a lower than benchmark position in Europe. European stocks were weak early in the fiscal year, but bounced back sharply in March and continued to perform well through the end of period. The Fund's low weighting in Europe hurt performance.

     Moreover, early in the period in Japan, small cap stocks outperformed their benchmark by about 25%, as pension plans sold their large-cap holdings to raise cash to return to the Japanese government. However, the Fund's large cap bias hindered participation in this significant Japanese market rally.

Q: What changes were made to the equity portion of the Portfolio since Oct. 20, 2003?

A:   Changes we have made to the  Fund include:

     o Reducing the Fund's significant position in very large cap stocks -- Reducing the overweight in large cap stocks was probably the most significant change to the Fund. When we took over the Fund, it was extremely overweight in large companies with market capitalizations greater than $50 billion. We brought the market cap bias down considerably by the end of the period.

--------------------------------------------------------------------------------
6   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Questions & Answers

     o Adding more mid-cap stocks -- Unlike large company stocks, mid cap stocks, as well as small cap stocks, are nimble when the economy is picking up. Mid cap stocks afford opportunities to gain exposure to niche growth markets and valuations remain attractive even after periods of outperformance.

     o Adding more emerging markets stocks -- For some time, the Threadneedle team has been bullish on Asia (with the exception of Japan) and Latin America. We believe Asia has attractive growth rates and cheap valuations. Latin America also has cheap valuations and its growth is leveraged to the U.S. economic recovery. We wanted the Fund to have a more active position in these areas, so we increased the overweight in the Far East (with the exception of Japan) and Latin American emerging markets.

     o Having a strong cyclical focus -- We are optimistic about global growth and have, for that reason, skewed the Fund toward cyclical stocks. Historically, cyclical stocks benefit from a growing global economy. We have a greater than index position in materials, health care and financials sectors. On the other hand, we have lower than index positions in energy, industrials, and telecommunications.

     o Changing some allocations -- We added slightly to the Fund's position in Europe. Europe has some attractive opportunities, although its economic recovery has lagged the United States and Asia. We reduced our position in the United States and Japan. Both of these nations' economies continue to improve, but valuations were too high.

Q: How are you positioning the equity portion of the Fund for the months ahead?

A: We significantly repositioned the Fund over the last two weeks of the reporting period and continue to make some changes, which should be completed by the end of November. We have a positive view regarding global equities, and we believe that the Fund is now poised to participate fully as the global economic recovery strengthens. Traditionally, strong rallies occur when the economy is recovering, and we believe the Fund, with its mid-cap bias and well-defined allocation strategy is now positioned to fully participate in future rallies.

--------------------------------------------------------------------------------
7   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Questions & Answers

Below, Nic Pifer, AXP Global Balanced Fund's portfolio manager in Minneapolis, discusses the fixed income's positioning and results for the 2003 fiscal year.

Q: What factors most significantly affected fixed-income performance during the annual period?

A: Two factors helped the Fund generate competitive results relative to its fixed-income benchmark during the 12 months -- currency positioning and country allocation.

     Currencies: The Fund had a higher than benchmark position in the euro and the dollar bloc currencies such as the Canadian and Australian dollars. The Fund had a lower than benchmark position in Japanese yen, which underperformed during the annual period. This strategy worked well for the Fund throughout the year. On an absolute basis, the falling dollar increased the value of many of our foreign currency denominated investments.

     Country allocation: The Fund's strong position in the core European debt markets and modest position in the Japanese bond market helped the Fund's performance.

Q: What changes did you make to the fixed-income portion of Fund and how is it currently positioned?

A: We did not make any significant changes during the period in terms of portfolio duration or country and currency weightings. However, we constantly reassessed the issues we owned and made relative value adjustments to the Fund.

     The fixed income portion of the Fund invests primarily in government bonds and high quality substitutes, such as agency securities or other national issues. Keep in mind that risk requires constant monitoring. We strive to add value for shareholders through our active management of this global bond portfolio.

Q: How do you intend to manage the fixed-income portion of the Fund in the coming months?

A: There are some strong cross-currents in the global market. Global recovery, interest rates and currencies will all have some effect on the Fund.

     Global recovery: An increase in economic activity is evident in the U.S., Europe, Asia and even in Japan. It has been slow to blossom, but we believe that the global economy is out of the doldrums and is selectively accelerating.

--------------------------------------------------------------------------------
8   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Interest rates: Current low interest rates, together with the stimulus effects of tax cuts, point to stronger U.S. economic growth in the first half of 2004. However, the sustainability of such economic recovery in the U.S., as well as globally, remains uncertain. Given all of the easing that we experienced over the past few years, short-term rates in most major markets are at historically low levels. If the economic recovery proves durable, short-term will need to rise. However, the U.S. Federal Open Market Committee (FOMC) has indicated that it will keep rates at low levels for some time -- at least through mid-2004, in our view. The European Central Bank is expected to follow suit. Japan is expected to maintain interest rates close to 0% for the foreseeable future. With global banks on hold for the time being, we expect global bond yields to move broadly sideways in the near term and we have positioned the Fund's duration close to the index level as a result. Looking further ahead, we expect bonds to rise as the global recovery gains traction. In anticipation of rising yields, we will be looking for opportunities to reduce the Fund's interest rate risk by shortening duration.

     Currency. The United States now has a substantial current account deficit of more than 5% of GDP. This creates an enormous financing need every year for the U.S. In order to finance its current account deficit, the U.S. needs to attract nearly $2 billion of foreign capital per day just to keep the dollar steady. This is a very tall order, and in our view cannot be sustained. Therefore, we expect the dollar to weaken further in the year ahead, which would benefit the Fund by increasing the value of its foreign bond holdings.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Global Balanced Fund Class A shares (from 12/1/96 to 10/31/03) as compared to the performance of three widely cited performance indices, Morgan Stanley Capital International (MSCI) All Country World Free Index, CitiGroup World Government Bond Index and the Lipper Global Flexible Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP GLOBAL BALANCED FUND
AXP Global Balanced Fund Class A                        $9,425  $10,188  $11,310 $13,103  $13,446  $10,672   $9,660 $11,294
MSCI All Country World Free Index(1)(unmanaged)        $10,000  $11,018  $12,454 $15,694  $15,820  $11,841  $10,234 $12,818
CitiGroup World Government Bond Index(2)(unmanaged)    $10,000  $10,128  $11,399 $11,119  $10,554  $11,492  $12,544 $14,335
Lipper Global Flexible Funds Index(3)                  $10,000  $11,100  $11,441 $13,557  $14,763  $12,758  $11,906 $14,369

                                                       12/1/96   10/03    10/98   10/99    10/00    10/03    10/03   10/03

(1) Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index of equity securities, is compiled from a composite of securities markets of 47 countries, including Canada, the United States, and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) CitiGroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) Lipper Global Flexible Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of Oct. 31, 2003
1 year                                                               +10.19%
5 years                                                               -1.21%
Since inception (11/13/96)                                            +1.76%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Global Balanced Fund
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (63.7%)(c)
Issuer                                                Shares            Value(a)

Australia (0.6%)

Metals
BHP Billiton                                          66,120            $549,849

Barbados (0.3%)

Energy equipment & services
Nabors Inds                                            8,344(b)          315,403

Bermuda (0.9%)

Insurance (0.5%)
RenaissanceRe Holdings                                 9,900             445,302

Multi-industry conglomerates (0.4%)
Accenture Cl A                                        18,221(b)          426,371

Brazil (0.8%)

Metals (0.3%)
Companhia Vale do Rio Doce ADR                         7,514             303,566

Paper & packaging (0.5%)
Aracruz Celulose ADR                                  16,255             456,766

Canada (0.5%)

Energy
EnCana                                                13,919             478,065

China (1.7%)

Multi-industry (0.7%)
Swire Pacific Cl A                                   100,000             610,376

Real estate investment trust (0.5%)
Henderson Land Development                           112,000             470,170

Retail -- general (0.5%)
Esprit Holdings                                      154,500             485,442

Finland (0.5%)

Machinery
Kone Cl B                                              8,570             447,820

France (1.6%)

Computer software & services (0.3%)
Atos Origin                                            4,781(b)          319,024

Energy (0.8%)
Total                                                  4,278             664,913

Telecom equipment & services (0.5%)
Alcatel                                               37,939             500,581

Germany (1.7%)

Automotive & related (0.8%)
Porsche                                                1,567             769,678

Computer software & services (0.6%)
T-Online Intl                                         39,579(b)          512,098

Textiles & apparel (0.3%)
Puma AG Rudolf Dassler Sport                           2,026             295,534

Hong Kong (0.5%)

Real estate (0.5%)
Sun Hung Kai Properties                               58,000             491,070

Ireland (0.5%)

Banks and savings & loans
Anglo Irish Bank                                      39,838             478,400

Italy (1.4%)

Banks and savings & loans (0.4%)
UniCredito Italiano                                   76,708             378,094

Energy (0.5%)
Eni                                                   28,801             457,353

Retail -- general (0.5%)
Bulgari                                               53,738             486,020

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Japan (5.1%)

Automotive & related (0.5%)
Toyota Motor                                          15,000            $427,071

Cellular telecommunications (0.4%)
NTT DoCoMo                                               187             404,839

Chemicals (0.5%)
Shin-Etsu Chemical                                    11,800             439,005

Electronics (0.5%)
Seiko Epson                                           13,800             497,094

Financial services (0.5%)
Nomura Holdings                                       26,000             446,518

Health care products (0.4%)
Chugai Pharmaceutical                                 23,700             337,601

Industrial transportation (0.5%)
East Japan Railway                                       100             452,995

Media (0.4%)
Tokyo Broadcasting System                             26,000             416,482

Multi-industry (1.4%)
Canon                                                 16,000             774,276
Mitsubishi                                            47,000             487,806
Total                                                                  1,262,082

Mexico (1.1%)

Beverages & tobacco (0.3%)
Coca-Cola Femsa ADR                                   14,287(b)          288,597

Cellular telecommunications (0.5%)
America Movil ADR Series L                            18,792             447,249

Financial services (0.3%)
Grupo Financiero BBVA Bancomer Cl B                  383,632(b)          324,230

Netherlands (0.8%)

Food (0.4%)
Koninklijke Numico                                    15,718(b)          354,663

Utilities -- telephone (0.4%)
Koninklijke (Royal)                                   46,859(b)          356,257

South Korea (1.5%)

Electronics
LG Electronics                                        10,790             558,874
Samsung Electronics                                    2,190             869,708
Total                                                                  1,428,582

Sweden (1.1%)

Building materials & construction (0.5%)
SKF AB Cl B                                           13,585             480,648

Insurance (0.6%)
Skandia Forsakrings                                  136,769             501,432

Switzerland (3.8%)

Banks and savings & loans (1.4%)
Credit Suisse Group                                   17,853             629,036
UBS                                                   11,803             724,788
Total                                                                  1,353,824

Health care products (1.2%)
Actelion                                               3,330(b)          316,703
Nobel Biocare Holding                                  3,247             288,141
Synthes-Stratec                                          508             466,401
Total                                                                  1,071,245

Insurance (0.7%)
Swiss Life Holding                                     4,011(b)          680,340

Multi-industry (0.5%)
Adecco                                                 7,411             437,051

Taiwan (0.6%)

Electronics
Taiwan Semiconductor Mfg                             305,440             602,339

United Kingdom (6.8%)

Banks and savings & loans (1.2%)
Barclays                                              35,668             300,818
Standard Chartered                                    47,297             756,456
Total                                                                  1,057,274

Cellular telecommunications (0.3%)
Vodafone Group                                       132,980             279,255

Energy (0.5%)
BP                                                    64,735             449,295

Financial services (1.2%)
HSBC Holdings                                         69,458           1,043,121

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United Kingdom (cont.)

Health care products (1.0%)
AstraZeneca                                           13,282            $623,876
GlaxoSmithKline                                       15,118             323,759
Total                                                                    947,635

Media (0.5%)
United Business Media                                 53,101             418,109

Metals (0.5%)
Rio Tinto                                             20,273             491,608

Retail -- grocery (1.0%)
Tesco                                                103,030             413,052
William Morrison Supermarkets                        126,430             480,581
Total                                                                    893,633

Telecom equipment & services (0.6%)
mm02                                                 543,992(b)          590,802

United States (31.9%)

Aerospace & defense (1.9%)
Boeing                                                23,090             888,734
United Technologies                                   10,644             901,440
Total                                                                  1,790,174

Banks and savings & loans (3.2%)
Bank of America                                        5,584             422,876
North Fork Bancorporation                             16,370             638,103
U.S. Bancorp                                          24,115             656,410
Wachovia                                              15,048             690,251
Wells Fargo                                            8,948             503,951
Total                                                                  2,911,591

Beverages & tobacco (0.7%)
PepsiCo                                               12,851             614,535

Broker dealers (0.7%)
Morgan Stanley                                        11,694             641,650

Cable (0.9%)
Comcast Cl A                                          23,848(b)          808,924

Chemicals (0.3%)
Ecolab                                                11,397             306,465

Computer hardware (2.4%)
Cisco Systems                                         26,450(b)          554,921
Dell                                                  33,778(b)        1,220,062
EMC                                                   32,797(b)          453,910
Total                                                                  2,228,893

Computer software & services (3.1%)
BEA Systems                                           29,986(b)          416,805
First Data                                            15,707             560,740
Intl Business Machines                                 3,171             283,741
Microsoft                                             40,396           1,056,356
Siebel Systems                                        38,691(b)          487,120
Total                                                                  2,804,762

Electronics (1.6%)
Intel                                                 33,043           1,092,072
Lam Research                                          13,806(b)          396,784
Total                                                                  1,488,856

Energy (1.0%)
EOG Resources                                          7,382             311,077
Exxon Mobil                                           15,909             581,951
Total                                                                    893,028

Finance companies (1.4%)
Citigroup                                             27,375           1,297,575

Financial services (0.3%)
SLM                                                    7,852             307,484

Food (0.5%)
Wrigley (Wm) Jr                                        8,255             465,582

Health care products (3.8%)
Amgen                                                  9,757(b)          602,592
Gilead Sciences                                        6,965(b)          380,150
Johnson & Johnson                                     17,095             860,391
Lilly (Eli)                                            4,024             268,079
Pfizer                                                 9,461             298,968
St. Jude Medical                                       8,752(b)          509,016
Zimmer Holdings                                        8,725(b)          556,742
Total                                                                  3,475,938

Health care services (0.5%)
WellPoint Health Networks                              4,808(b)          427,431

Household products (1.9%)
Colgate-Palmolive                                     10,728             570,622
Procter & Gamble                                      12,475           1,226,168
Total                                                                  1,796,790

Insurance (0.5%)
American Intl Group                                    8,056             490,046

Leisure time & entertainment (0.8%)
Carnival                                              22,587             788,512

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United States (cont.)

Media (0.6%)
Fox Entertainment Group Cl A                          20,706(b)         $573,557

Metals (0.5%)
Phelps Dodge                                           8,219(b)          507,441

Multi-industry (1.9%)
3M                                                    11,047             871,277
General Electric                                      15,073             437,268
Weight Watchers Intl                                  11,361(b)          419,221
Total                                                                  1,727,766

Precious metals (0.5%)
Freeport McMoRan Cooper & Gold Cl B                   12,641             489,839

Retail -- general (1.4%)
Staples                                               26,747(b)          717,355
Wal-Mart Stores                                       10,455             616,322
Total                                                                  1,333,677

Telecom equipment & services (0.6%)
Motorola                                              43,355             586,593

Utilities -- electric (0.4%)
Cinergy                                                9,221             334,815

Utilities -- telephone (0.5%)
SBC Communications                                    18,753             449,698

Total common stocks
(Cost: $55,403,921)                                                  $59,064,393

Preferred stock (0.7%)(c)
Issuer                                                Shares            Value(a)

Germany
ProSiebenSat.1 Media                                  43,809            $674,796

Total preferred stock
(Cost: $640,174)                                                        $674,796

Bonds (32.2%)(c)
Issuer                         Coupon               Principal           Value(a)
                                rate                  amount

Australia (0.6%)
New South Wales Treasury
     (Australian Dollar)
         04-01-04               7.00%                600,000            $428,962
         03-01-08               8.00                 200,000             154,273
Total                                                                    583,235

Austria (3.6%)
Oesterreich Kontrollbank
     (Japanese Yen)
         03-22-10               1.80             347,000,000           3,328,216

Canada (1.8%)
Govt of Canada
     (Canadian Dollar)
         02-01-06               7.00                 720,000             600,265
         06-01-08               6.00                 800,000             655,951

Province of British Columbia
     (Canadian Dollar)
         12-01-06               5.25                 500,000             396,415
Total                                                                  1,652,631

Denmark (1.2%)
Kingdom of Denmark
     (Danish Krone)
         11-15-04               4.00                 615,000              97,669
         08-15-05               5.00               6,000,000             973,576
Total                                                                  1,071,245

France (4.3%)
Govt of France
     (European Monetary Unit)
         10-25-09               4.00               1,500,000           1,757,747
         04-25-10               5.50               1,800,000           2,276,797
Total                                                                  4,034,544

Germany (7.1%)
Allgemeine Hypo Bank
     (European Monetary Unit)
         09-02-09               5.00                 850,000           1,039,674
Bundesrepublik Deutschland
     (European Monetary Unit)
         01-05-06               6.00                 150,000             185,696
         01-04-08               5.25               1,285,000           1,594,941
         07-04-08               4.75                 725,000             887,908
         07-04-10               5.25                 250,000             311,999
         06-20-16               6.00                 434,598             575,380
         07-04-27               6.50               1,475,000           2,078,004
Total                                                                  6,673,602

Italy (5.1%)
Buoni Poliennali Del Tes
     (European Monetary Unit)
         11-01-09               4.25               3,200,000           3,792,774
         11-01-29               5.25                 800,000             952,655
Total                                                                  4,745,429

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Norway (1.2%)
Govt of Norway
     (Norwegian Krone)
         11-30-04               5.75%              2,350,000            $341,730
         05-15-09               5.50               5,000,000             740,162
Total                                                                  1,081,892

Supra-National (0.6%)
Intl Bank Reconstruction & Development
     (Japanese Yen)
         02-18-08               2.00              55,000,000             531,196

United Kingdom (1.4%)
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-07               9.50                 170,000(b,d)          3,400
United Kingdom Treasury
     (British Pound)
         12-07-05               8.50                 700,000           1,279,694
Total                                                                  1,283,094

United States (5.3%)
Citicorp
     (Deutsche Mark)
         09-19-09               6.25               1,000,000             650,900
ConocoPhillips
     (U.S. Dollar)
         03-15-28               7.13                 200,000             209,403
Federal Natl Mtge Assn
     (U.S. Dollar)
         05-15-11               6.00               1,520,000           1,675,689
Intl Paper
     (European Monetary Unit)
         08-11-06               5.38                 560,000             675,317
U.S. Treasury
     (U.S. Dollar)
         02-15-06               5.63                 500,000             540,762
         08-15-13               4.25                 937,000             933,336
         02-15-26               6.00                 169,000             185,649
Total                                                                  4,871,056

Total bonds
(Cost: $24,963,866)                                                  $29,856,140

Total investments in securities
(Cost: $81,007,961)(e)                                               $89,595,329

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2003, is as follows:

     Security                                        Acquisition            Cost
                                                        dates
     Greater Beijing First Expressways
         (U.S. Dollar) 9.50% Sr Nts 2007              06-12-97           $57,064

(e) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $81,141,664 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                         $9,193,628
     Unrealized depreciation                                           (739,963)
                                                                       --------
     Net unrealized appreciation                                     $8,453,665
                                                                     ----------

--------------------------------------------------------------------------------
15 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Balanced Fund

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $81,007,961)                                                                       $ 89,595,329
Cash in bank on demand deposit                                                                              627,987
Foreign currency holdings (identified cost $1,923,950) (Note 1)                                           1,921,294
Capital shares receivable                                                                                     2,356
Dividends and accrued interest receivable                                                                   606,620
Receivable for investment securities sold                                                                    94,082
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                18,784
                                                                                                             ------
Total assets                                                                                             92,866,452
                                                                                                         ----------
Liabilities
Accrued investment management services fee                                                                    2,012
Accrued distribution fee                                                                                      1,281
Accrued service fee                                                                                              18
Accrued transfer agency fee                                                                                     732
Accrued administrative services fee                                                                             153
Other accrued expenses                                                                                       85,075
                                                                                                             ------
Total liabilities                                                                                            89,271
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                     $ 92,777,181
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    197,128
Additional paid-in capital                                                                              131,340,507
Excess of distributions over net investment income                                                          (43,245)
Accumulated net realized gain (loss) (Note 7)                                                           (47,335,816)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                            8,618,607
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $ 92,777,181
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 52,801,832
                                                            Class B                                    $ 32,772,150
                                                            Class C                                    $    644,336
                                                            Class Y                                    $  6,558,863
Net asset value per share of outstanding capital stock:     Class A shares         11,154,470          $       4.73
                                                            Class B shares          7,041,576          $       4.65
                                                            Class C shares            138,932          $       4.64
                                                            Class Y shares          1,377,777          $       4.76
                                                                                    ---------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Global Balanced Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                               $ 1,098,991
Interest                                                                                                  1,395,698
Fee income from securities lending (Note 3)                                                                     379
   Less foreign taxes withheld                                                                              (86,876)
                                                                                                            -------
Total income                                                                                              2,408,192
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          702,933
Distribution fee
   Class A                                                                                                  130,201
   Class B                                                                                                  337,140
   Class C                                                                                                    7,203
Transfer agency fee                                                                                         260,952
Incremental transfer agency fee
   Class A                                                                                                   15,448
   Class B                                                                                                   15,873
   Class C                                                                                                      300
Service fee -- Class Y                                                                                        4,903
Administrative services fees and expenses                                                                    56,559
Compensation of board members                                                                                 7,891
Custodian fees                                                                                               40,425
Printing and postage                                                                                         68,988
Registration fees                                                                                            46,570
Audit fees                                                                                                   19,500
Other                                                                                                         5,854
                                                                                                              -----
Total expenses                                                                                            1,720,740
   Earnings credits on cash balances (Note 2)                                                                   (98)
                                                                                                                ---
Total net expenses                                                                                        1,720,642
                                                                                                          ---------
Investment income (loss) -- net                                                                             687,550
                                                                                                            -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (1,825,063)
   Foreign currency transactions                                                                           (487,073)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  (2,312,136)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    15,670,500
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    13,358,364
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $14,045,914
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Global Balanced Fund

Year ended Oct. 31,                                                                   2003                  2002
Operations and distributions
Investment income (loss) -- net                                                  $    687,550          $  1,285,246
Net realized gain (loss) on investments                                            (2,312,136)          (10,651,422)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              15,670,500            (2,044,378)
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    14,045,914           (11,410,554)
                                                                                   ----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (444,097)             (398,116)
     Class B                                                                               --               (62,042)
     Class C                                                                               (2)               (1,400)
     Class Y                                                                          (55,350)              (16,493)
                                                                                      -------               -------
Total distributions                                                                  (499,449)             (478,051)
                                                                                     --------              --------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          8,267,331            23,355,046
   Class B shares                                                                   3,172,163             5,643,206
   Class C shares                                                                     163,435               437,256
   Class Y shares                                                                   3,877,067             3,051,849
Reinvestment of distributions at net asset value
   Class A shares                                                                     426,497               380,548
   Class B shares                                                                          --                60,167
   Class C shares                                                                           2                 1,391
   Class Y shares                                                                      55,338                16,486
Payments for redemptions
   Class A shares                                                                 (17,397,690)          (42,926,054)
   Class B shares (Note 2)                                                        (10,981,624)          (18,768,163)
   Class C shares (Note 2)                                                           (338,285)             (187,066)
   Class Y shares                                                                  (1,696,600)           (1,568,467)
                                                                                   ----------            ----------
Increase (decrease) in net assets from capital share transactions                 (14,452,366)          (30,503,801)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                              (905,901)          (42,392,406)
Net assets at beginning of year                                                    93,683,082           136,075,488
                                                                                   ----------           -----------
Net assets at end of year                                                        $ 92,777,181          $ 93,683,082
                                                                                 ============          ============
Undistributed (excess of distributions over) net investment income               $    (43,245)         $    128,128
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Global Balanced Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
20 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003 foreign currency consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid Securities

As of Oct. 31, 2003, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2003 was $3,400 representing .004% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
21 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $359,474 and accumulated net realized loss has been decreased by $388,654 resulting in a net reclassification adjustment to decrease paid-in capital by $29,180.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                             2003                  2002

Class A
Distributions paid from:
     Ordinary income                         $444,097              $398,116
     Long-term capital gain                        --                    --

Class B
Distributions paid from:
     Ordinary income                               --                62,042
     Long-term capital gain                        --                    --

Class C
Distributions paid from:
     Ordinary income                                2                 1,400
     Long-term capital gain                        --                    --

Class Y
Distributions paid from:
     Ordinary income                           55,350                16,493
     Long-term capital gain                        --                    --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $         --
Accumulated long-term gain (loss)                              $(47,202,112)
Unrealized appreciation (depreciation)                         $  8,441,658

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.79% to 0.665% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.08% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $19,267 for the year ended Oct. 31, 2003.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly owned subsidiary of AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
23 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $96,955 for Class A, $25,918 for Class B and $44 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $98 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $79,565,605 and $94,336,428, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $379 for the year ended Oct. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
24 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                        1,893,751           744,690           38,196           880,736
Issued for reinvested distributions            94,345                --               --            12,132
Redeemed                                   (4,039,134)       (2,576,965)         (77,229)         (382,383)
                                           ----------        ----------          -------          --------
Net increase (decrease)                    (2,051,038)       (1,832,275)         (39,033)          510,485
                                           ----------        ----------          -------           -------

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                        5,328,588         1,283,731          101,110           689,459
Issued for reinvested distributions            82,548            13,194              306             3,561
Redeemed                                   (9,813,471)       (4,337,810)         (45,171)         (356,436)
                                           ----------        ----------          -------          --------
Net increase (decrease)                    (4,402,335)       (3,040,885)          56,245           336,584
                                           ----------        ----------           ------           -------

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                    Currency to           Currency to            Unrealized        Unrealized
                                be delivered           be received          appreciation      depreciation
Nov. 6, 2003                       2,200,000             2,574,000               $16,645               $--
                      European Monetary Unit           U.S. Dollar
Nov. 6, 2003                       1,340,000             1,559,800                 2,139                --
                      European Monetary Unit           U.S. Dollar
                                                                                 -------               ---
Total                                                                            $18,784               $--
                                                                                 -------               ---

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

--------------------------------------------------------------------------------
25 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $47,202,112 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.08        $4.53       $ 6.27        $6.61        $5.79
Income from investment operations:
Net investment income (loss)                                        .05          .07          .07          .08          .09
Net gains (losses) (both realized and unrealized)                   .64         (.50)       (1.27)         .12          .82
Total from investment operations                                    .69         (.43)       (1.20)         .20          .91
Less distributions:
Dividends from net investment income                               (.04)        (.02)        (.03)        (.03)        (.07)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                (.04)        (.02)        (.54)        (.54)        (.09)
Net asset value, end of period                                    $4.73        $4.08       $ 4.53        $6.27        $6.61

Ratios/supplemental data
Net assets, end of period (in millions)                             $53          $54          $80         $110         $100
Ratio of expenses to average daily net assets(c)                  1.60%        1.48%        1.45%        1.31%        1.40%
Ratio of net investment income (loss)
  to average daily net assets                                     1.03%        1.38%        1.18%        1.26%        1.43%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  16.91%       (9.48%)     (20.63%)       2.62%       15.53%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.01        $4.47       $ 6.21        $6.58        $5.77
Income from investment operations:
Net investment income (loss)                                         --          .04          .01          .04          .03
Net gains (losses) (both realized and unrealized)                   .64         (.49)       (1.24)         .12          .83
Total from investment operations                                    .64         (.45)       (1.23)         .16          .86
Less distributions:
Dividends from net investment income                                 --         (.01)          --         (.02)        (.03)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                  --         (.01)        (.51)        (.53)        (.05)
Net asset value, end of period                                    $4.65        $4.01       $ 4.47        $6.21        $6.58

Ratios/supplemental data
Net assets, end of period (in millions)                             $33          $36          $53          $77          $68
Ratio of expenses to average daily net assets(c)                  2.37%        2.25%        2.21%        2.07%        2.16%
Ratio of net investment income (loss)
  to average daily net assets                                      .27%         .61%         .42%         .51%         .66%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  15.96%      (10.19%)     (21.21%)       1.95%       14.89%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $3.99        $4.46       $ 6.21        $6.58
Income from investment operations:
Net investment income (loss)                                         --          .03          .02          .01
Net gains (losses) (both realized and unrealized)                   .65         (.49)       (1.24)        (.38)
Total from investment operations                                    .65         (.46)       (1.22)        (.37)
Less distributions:
Dividends from net investment income                                 --         (.01)        (.02)          --
Distributions from realized gains                                    --           --         (.51)          --
Total distributions                                                  --         (.01)        (.53)          --
Net asset value, end of period                                    $4.64        $3.99       $ 4.46        $6.21

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1           $1          $--
Ratio of expenses to average daily net assets(c)                  2.36%        2.24%        2.21%        2.07%(d)
Ratio of net investment income (loss)
  to average daily net assets                                      .26%         .60%         .41%         .47%(d)
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%
Total return(e)                                                  16.29%      (10.34%)     (21.17%)      (5.62%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.10        $4.56       $ 6.30        $6.62        $5.79
Income from investment operations:
Net investment income (loss)                                        .07          .07          .08          .10          .09
Net gains (losses) (both realized and unrealized)                   .64         (.50)       (1.28)         .13          .84
Total from investment operations                                    .71         (.43)       (1.20)         .23          .93
Less distributions:
Dividends from net investment income                               (.05)        (.03)        (.03)        (.04)        (.08)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                (.05)        (.03)        (.54)        (.55)        (.10)
Net asset value, end of period                                    $4.76        $4.10       $ 4.56        $6.30        $6.62

Ratios/supplemental data
Net assets, end of period (in millions)                              $7           $4           $2           $1          $--
Ratio of expenses to average daily net assets(c)                  1.43%        1.30%        1.31%        1.20%        1.15%
Ratio of net investment income (loss)
  to average daily net assets                                     1.21%        1.52%        1.35%        1.51%        1.65%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  17.32%       (9.55%)     (20.40%)       2.99%       15.76%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Global Balanced Fund (a series of the AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003 and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Balanced Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
30 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Global Balanced Fund
Fiscal year ended Oct. 31, 2003

Class A
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                        100%

     Dividends Received Deduction for corporations                 100%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.00924
March 21, 2003                                                  0.00000
June 20, 2003                                                   0.00000
Sept. 19, 2003                                                  0.02896
Total distributions                                            $0.03820

Class C
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                        100%

     Dividends Received Deduction for corporations                 100%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.00000
March 21, 2003                                                  0.00000
June 20, 2003                                                   0.00000
Sept. 19, 2003                                                  0.00001
Total distributions                                            $0.00001

Class Y
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                        100%

     Dividends Received Deduction for corporations                 100%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.01405
March 21, 2003                                                  0.00000
June 20, 2003                                                   0.00000
Sept. 19, 2003                                                  0.03328
Total distributions                                            $0.04733

--------------------------------------------------------------------------------
31   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
32   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
33   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
34   --   AXP GLOBAL BALANCED FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Global Bond
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                       (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                            3

Questions & Answers
   with Portfolio Management                             4

The Fund's Long-term Performance                         8

Investments in Securities                                9

Financial Statements (Portfolio)                        19

Notes to Financial Statements (Portfolio)               22

Independent Auditors' Report (Portfolio)                27

Financial Statements (Fund)                             28

Notes to Financial Statements (Fund)                    31

Independent Auditors' Report (Fund)                     38

Federal Income Tax Information                          39

Board Members and Officers                              41

Proxy Voting                                            43

[DALBAR logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Fund Snapshot

                           AS OF OCT. 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                       Nic Pifer, CFA*
Since                                                              5/00
Years in industry                                                    13

* The Fund is managed by a team of portfolio managers led by Nic Pifer.

FUND OBJECTIVE

For investors seeking high total return through income and growth of capital.

Inception dates
A: 3/20/89      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IGBFX        B: IGLOX        C: --           Y: --

Total net assets                                         $543.0 million

Number of holdings                                                  273

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT    INT.   LONG
          X       X      HIGH
                         MEDIUM   QUALITY
                         LOW

COUNTRY COMPOSITION

Percentage of portfolio assets

[pie chart]

United States 44.9%
Germany 10.7%
France 6.4%
Italy 4.1%
Spain 4.0%
Japan 3.7%
Canada 3.0%
Greece 3.0%
United Kingdom 2.8%
Supra-National 2.6%
Finland 2.0%
Norway 1.8%
Hungary 1.6%
Netherlands 1.6%
Austria 1.3%
Australia 1.2%
Denmark 1.0%
New Zealand 1.0%
Other* 3.3%

* Includes Brazil, Colombia, Croatia, Dominican Republic, Ireland, Malaysia, Mexico, Peru, Poland, Romania, Russia, South Korea, Sweden and Ukraine.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          54.6%
AA bonds                                                           14.2
A bonds                                                             8.1
BBB bonds                                                           4.8
Non-investment grade bonds                                          5.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Nic Pifer, AXP Global Bond Fund's portfolio manager in Minneapolis, discusses the Fund's positioning and results for the 2003 fiscal year.

Q:   How did AXP Global Bond Fund  perform  for the fiscal  year ended Oct.  31,
     2003?

A: AXP Global Bond Fund gained 13.25% (Class A shares, excluding sales charge) for the 12 months ended Oct. 31, 2003. The Fund outperformed its current benchmark, the Lehman Brothers Global Aggregate Index, which increased 12.20% for the period. The Fund underperformed its former benchmark index, the CitiGroup World Government Bond Index, which increased 14.28% for the period. The Fund's peer group, the Lipper Global Income Funds Index, returned 13.21% over the same time frame.

Q: What factors most significantly affected performance during the annual period?

A: Three factors helped the Fund generate strong results relative to its current benchmark during the 12 months -- currency positioning, sector exposure, and country allocation.

     Currencies: The Fund had a higher than new benchmark position in the euro and dollar block bond currencies (Canada, Australia, and New Zealand). The Fund had a lower than benchmark position in Japanese yen, which underperformed in fiscal year 2003. This strategy worked well for the Fund throughout the year. On an absolute basis, the falling U.S. dollar increased the value of many of our foreign currency denominated investments.

     Sectors: The Fund's participation in the emerging market and high-yield credit sectors also boosted performance relative to its benchmark. Early in the period, we allocated about 8% of assets to below investment grade debt. The Fund benefited greatly from this allocation, which we took from government bonds, agency

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003

15%       (bar 1)     (bar 2)       (bar 3)       (bar 4)
12%       +13.25%     +12.20%       +14.28%       +13.21%
 9%
 6%
 3%
 0%

(bar 1) AXP Global Bond Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Global Aggregate Index (unmanaged)
(bar 3) CitiGroup World Government Bond Index (unmanaged)
(bar 4) Lipper Global Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Current low interest rates, together with the stimulus effects of tax cuts and mortgage refinancing, point to stronger U.S. economic growth in the first half of 2004.(end callout quote)

     debt and other low-yielding investments. Emerging market and high yield debt, which are not part of the index benchmarks, produced strong returns. By the end of the period, however, we reduced our exposure to below investment grade debt to approximately 4%, half of the year's top weighting.

     Country allocation: The Fund's strong position in the core European debt markets and modest position in the Japanese bond market helped the Fund's performance. Japan was the worst performing major debt market, producing a negative annual return.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                             Class A                Class B                Class C                    Class Y
(Inception dates)           (3/20/89)              (3/20/95)              (6/26/00)                  (3/20/95)
                        NAV(1)     POP(2)     NAV(1)  After CDSC(3)  NAV(1)    After CDSC(4)  NAV(5)         POP(5)
1 year                 +13.25%     +7.87%    +12.39%     +8.39%     +12.41%       +12.41%    +13.54%        +13.54%
5 years                 +4.73%     +3.72%     +3.95%     +3.77%        N/A          N/A       +4.95%         +4.95%
10 years                +5.43%     +4.92%       N/A        N/A         N/A          N/A         N/A            N/A
Since inception           N/A        N/A      +5.55%     +5.55%      +7.41%       +7.41%      +6.34%         +6.34%

as of Sept. 30, 2003
1 year                 +13.90%     +8.50%    +13.04%     +9.04%     +12.89%       +12.89%    +14.21%        +14.21%
5 years                 +4.99%     +3.98%     +4.19%     +4.02%        N/A          N/A       +5.18%         +5.18%
10 years                +5.52%     +5.01%       N/A        N/A         N/A          N/A         N/A            N/A
Since inception           N/A        N/A      +5.72%     +5.72%      +7.86%       +7.86%      +6.50%         +6.50%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Questions & Answers

Q:   What changes did you make to the Fund and how is it currently positioned?

A: During the first half of the fiscal year, we increased the Fund's level of diversification. The Fund held 273 securities as of Oct. 31, 2003. This was more than twice the number of holdings from a year ago. Besides reducing the Fund's risk profile, we believe this change should contribute to more consistent Fund performance over time. Second, in early 2003, the Fund's board voted to change AXP Global Bond Fund's benchmark to the Lehman
     Brothers Global Aggregate Index. We made this change because the new benchmark better represents the Fund's investment approach and holdings, including its non-government securities.

     Third, we made shifts in the Fund's sector weightings. For example, we reduced the Fund's position in government and agency bonds and redeployed those assets into the securitized sector. The securitized sector includes holdings such as U.S. mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities as well as Danish mortgages and German Pfandbriefe (a type of mortgage security). Currency and country weights remained relatively stable through the period.

     Finally, we shifted to a team-based approach in managing the Fund. As the Fund further diversified across sectors, more holdings were added. We believe sector teams have helped the Fund identify and analyze opportunities as they developed for this global portfolio.

Q:   How do you intend to manage the Fund in the coming months?

A: There are some strong cross-currents in the global market. Global recovery, interest rates and currencies will all have some effect on the Fund.

     Global Recovery: An increase in economic activity is evident in the U.S., Europe, Asia and even in Japan. It has been slow to blossom, but we believe that the global economy is out of the doldrums and is selectively accelerating. Global recovery and the current historically low level of short term rates raise a question for the bond markets. How much recovery can occur before central banks -- the Federal Reserve, the European Central Bank, and even the Bank of Japan -- become less accommodative?

--------------------------------------------------------------------------------
6   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Questions & Answers

     Interest rates: Current low interest rates, together with the stimulus effects of tax cuts and mortgage refinancing, point to stronger U.S. economic growth in the first half of 2004. However, the sustainability of such economic recovery in the U.S., as well as globally, remains uncertain. Given all of the easing that we experienced over the past few years, short rates in most major markets are at historically low levels. If the economic recovery proves durable, short rates will need to rise. However, the U.S. Federal Open Market Committee (FOMC) has indicated that it will keep rates at low levels for some time -- at least through mid-2004, in our view. The European Central Bank is expected to follow suit. Japan is expected to maintain interest rates close to 0% for the foreseeable future. With global central banks on hold for the time being, we expect global bond yields to move broadly sideways in the near term and have positioned the Fund's duration close to the index level as a result. Looking further ahead, we expect bond yields to rise as the global recovery gains traction. In anticipation of rising yields, we will be looking for opportunities to reduce the Fund's interest rate risk by shortening duration.

     Currency: The United States now has a substantial current account deficit of more than 5% of GDP. This creates an enormous financing need every year for the U.S. In order to finance its current account deficit, the U.S. needs to attract nearly $2 billion of foreign capital per day just to keep the dollar steady. This is a very tall order, and in our view cannot be sustained. We therefore expect the dollar to weaken further in the year ahead, which would benefit the Fund by increasing the value of its foreign bond holdings. As always, we remain focused on careful security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

--------------------------------------------------------------------------------
7   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Global Bond Fund Class A shares (from 11/1/93 to 10/31/03) as compared to the performance of three widely cited performance indices, the Lehman Brothers Global Aggregate Index, the CitiGroup World Government Bond Index and the Lipper Global Income Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the CitiGroup World Government Bond Index to the Lehman Brothers Global Aggregate Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Lehman Brothers Global Aggregate Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

                               IN AXP GLOBAL TECHNOLOGY FUND

AXP Global Bond Fund Class A
   $9,525    $9,386   $10,661   $11,616   $12,186  $12,827 $12,782  $12,123   $13,436   $14,274  $16,165
Lehman Brothers Global Aggregate Index(1)
  $10,000   $10,081   $11,689   $12,480   $13,109  $14,718 $14,291  $13,885   $15,251   $16,485  $18,496
CitiGroup World Government Bond Index(2)
  $10,000   $10,362   $11,937   $12,577   $12,905  $14,525 $14,167  $13,448   $14,643   $15,983  $18,265
Lipper Global Income Funds Index(3)
  $10,000    $9,595   $10,690   $11,947   $12,606  $13,169 $13,086  $12,959   $14,268   $14,967  $16,944
    `93       `94       `95       `96       `97      `98     `99      `00       `01       `02      `03

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but excludes brokerage commissions or other fees.

(2) CitiGroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                               Average Annual Total Returns
                     Class A with Sales Charge as of Oct. 31, 2003
1 year                                                               +7.87%
5 years                                                              +3.72%
10 years                                                             +4.92%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Investments in Securities

World Income Portfolio
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Bonds (93.9%)(c)
Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

Australia (1.3%)

Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11         10.75%                   $100,000(d)       $105,500
New South Wales Treasury
  (Australian Dollar)
   03-01-08          8.00                   8,000,000         6,170,928
Telstra
  (U.S. Dollar)
     04-01-12        6.38                     500,000           550,249
Total                                                         6,826,677

Austria (1.4%)
Republic of Austria
   (European Monetary Unit)
   10-20-07          5.50                   5,900,000         7,378,191

Brazil (0.6%)
Federal Republic of Brazil
   (U.S. Dollar)
     10-22-10        9.25                   2,000,000         1,995,000
     04-15-14        8.00                   1,317,609         1,228,670
Total                                                         3,223,670

Canada (3.2%)
Canadian Pacific Railway
   (Canadian Dollar)
     06-15-10        4.90                     380,000           284,470
CanWest Media
   (U.S. Dollar) Series B
     04-15-13        7.63                     250,000           273,125
Cascades
   (U.S. Dollar) Sr Nts
     02-15-13        7.25                      40,000(d)         41,400
     02-15-13        7.25                     160,000           167,200
Conoco Funding
   (U.S. Dollar)
     10-15-11        6.35                     600,000           668,083
Corus Entertainment
   (U.S. Dollar) Sr Sub Nts
     03-01-12        8.75                     150,000           165,188
Norampac
   (U.S. Dollar) Sr Nts
     06-01-13        6.75                     250,000(d)        260,000
Province of British Columbia
   (Canadian Dollar)
     08-23-10        6.38                   6,400,000         5,307,963
Province of Ontario
   (Canadian Dollar)
     03-08-06        5.90                   3,300,000         2,643,480
   (Japanese Yen)
     01-25-10        1.88                 340,000,000         3,258,047
Province of Quebec
   (Japanese Yen) (MBIA Insured)
     05-09-13        1.60                 150,000,000(m)      1,385,819
   (U.S. Dollar)
     12-01-05        6.50                   3,200,000         2,583,501
Rogers Cable
   (U.S. Dollar)
     06-15-13        6.25                     250,000           250,000
Sun Media
   (U.S. Dollar)
     02-15-13        7.63                     200,000           214,000
Videotron Ltee
   (U.S. Dollar) Sr Nts
     01-15-14        6.88                     125,000(d)        128,125
Total                                                        17,630,401

Colombia (0.2%)
Republic of Colombia
   (U.S. Dollar)
     01-23-12       10.00                   1,230,000         1,291,500

Croatia (0.2%)
Croatia
   (European Monetary Unit)
     03-14-11        6.75                     660,000           842,441

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

Denmark (1.0%)
Kingdom of Denmark
   (Danish Krone)
     03-15-06        8.00%                 16,000,000        $2,779,937
Realkredit Danmark
   (Danish Krone)
     01-01-05        4.00                  18,000,000         2,858,528
Total                                                         5,638,465

Dominican Republic (0.1%)
Dominican Republic
   (U.S. Dollar)
     01-23-13        9.04                     610,000(d)        469,700

Finland (2.1%)
Republic of Finland
   (European Monetary Unit)
     07-04-06        2.75                  10,095,000        11,671,328

France (6.9%)
Cie Financement Foncier
   (European Monetary Unit)
     06-24-05        5.00                   1,900,000         2,289,807
Crown Euro Holdings
   (U.S. Dollar)
     03-01-13       10.88                      40,000            45,600
Dexia Municipal Agency
   (European Monetary Unit)
     04-26-07        5.38                   4,700,000         5,817,725
France Telecom
   (U.S. Dollar)
     03-01-06        8.70                     700,000           783,941
Govt of France
   (European Monetary Unit)
     04-25-05        6.05                   8,710,000        10,827,884
     01-12-07        3.75                   9,600,000        11,360,312
     10-25-11        5.00                   4,600,000         5,651,126
Michelin Finance Luxembourg
   (European Monetary Unit)
     04-16-09        6.13                     500,000           628,283
Vivendi Universal
   (U.S. Dollar) Sr Nts
     07-15-08        6.25                     275,000(d)        288,200
Total                                                        37,692,878

Germany (11.5%)
Allgemeine Hypo Bank
   (European Monetary Unit)
     09-02-09        5.00                   1,860,000         2,275,050
Bayerische Landesbank
   (Japanese Yen) Sr Nts
     04-22-13        1.40                 150,000,000         1,359,594
Bundesrepublik Deutschland
   (European Monetary Unit)
     07-04-27        6.50                  11,770,000        16,581,769
DaimlerChrysler North American Holding
   (European Monetary Unit)
     01-16-07        5.63                     670,000           812,437
Depfa Pfandbriefbank
   (European Monetary Unit)
     01-15-10        5.50                   2,200,000         2,764,261
Deutsche Bank
   (European Monetary Unit)
     07-28-09        4.25                     500,000           586,530
Deutsche Telekom Intl Finance
   (European Monetary Unit)
     05-29-07        7.50                     500,000           649,210
   (U.S. Dollar)
     07-22-13        5.25                   1,200,000         1,191,024
Eurohypo
   (European Monetary Unit)
     07-05-10        5.75                   2,200,000         2,799,872
Federal Republic of Germany
   (European Monetary Unit)
     07-04-08        4.13                   2,850,000         3,391,375
     07-04-09        4.50                   9,200,000        11,078,950
     01-04-10        5.38                  10,760,000        13,522,802
Hypothekenbk In Essen
   (European Monetary Unit)
     07-06-09        4.25                   2,400,000         2,832,074
Westfaelische Hypobank
   (European Monetary Unit)
     04-24-06        4.75                   2,300,000         2,778,960
Total                                                        62,623,908

Greece (3.3%)
Hellenic Republic
   (European Monetary Unit)
     06-21-06        2.75                   7,600,000         8,769,948
     05-18-11        5.35                   7,200,000         8,983,497
Total                                                        17,753,445

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

Hungary (1.8%)
Govt of Hungary
   (Hungarian Forint)
     04-12-05        7.75%              1,510,000,000        $6,563,636
     02-12-11        7.50                 700,000,000         3,050,188
Total                                                         9,613,824

Ireland (--%)
JSG Funding
   (U.S. Dollar) Sr Nts
     10-01-12        9.63                     125,000           138,750

Italy (4.4%)
Buoni Poliennali Del Tes
   (European Monetary Unit)
     01-01-04         .01                   6,800,000         7,982,517
     11-01-26        7.25                   6,686,283        10,172,106
Republic of Italy
   (Japanese Yen)
     03-27-08        3.80                 500,000,000         5,173,734
Telecom Italia
   (European Monetary Unit)
     02-01-07        5.63                     500,000           612,561
Total                                                        23,940,918

Japan (4.0%)
Development Bank of Japan
   (Japanese Yen)
     06-20-12        1.40                 650,000,000         5,934,505
Govt of Japan
   (Japanese Yen)
     12-21-09        1.70                 970,000,000         9,252,892
     06-20-12        1.40                 700,000,000         6,411,996
Total                                                        21,599,393

Malaysia (0.3%)
Petronas Capital
   (U.S. Dollar)
     05-22-12        7.00                   1,500,000(d)      1,670,130

Mexico (0.6%)
United Mexican States
   (U.S. Dollar)
     03-03-15        6.63                   3,150,000         3,236,625

Netherlands (1.8%)
Bank of Nederlandse Gemeenten
   (British Pound)
     08-06-07        7.38                   1,100,000         2,002,255
Govt of Netherlands
   (European Monetary Unit)
     07-15-12        5.00                   4,400,000         5,401,185
Intl Nederland Bank
   (European Monetary Unit) Sr Nts
     01-29-09        4.25                     600,000           706,967
RWE Finance
   (European Monetary Unit)
     10-26-07        5.50                     500,000           616,705
Vodafone Finance
   (European Monetary Unit)
     05-27-09        4.75                     740,000           881,365
Total                                                         9,608,477

New Zealand (1.1%)
Govt of New Zealand
   (New Zealand Dollar)
     11-15-06        8.00                   8,800,000         5,723,440

Norway (1.9%)
A/S Eksportfinans
   (Japanese Yen)
     06-21-10        1.80                 340,000,000         3,227,073
Govt of Norway
   (Norwegian Krone)
     11-30-04        5.75                  49,800,000         7,241,772
Total                                                        10,468,845

Peru (0.3%)
Republic of Peru
   (U.S. Dollar)
     02-21-12        9.13                     870,000           972,225
     02-06-15        9.88                     430,000           502,025
Total                                                         1,474,250

Poland (0.5%)
Republic of Poland
   (Polish Zloty)
     02-12-06        8.50                   9,700,000         2,497,808

Romania (0.1%)
Govt of Romania
   (European Monetary Unit)
     05-08-12        8.50                     430,000           577,606

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

Russia (0.1%)
Federation of Russia
   (U.S. Dollar)
     03-31-30        5.00%                   $570,000(d,i)     $531,525

South Korea (0.1%)
Korea Development Bank
   (Japanese Yen)
     06-25-08         .98                  70,000,000           619,621

Spain (4.4%)
Govt of Spain
   (European Monetary Unit)
     10-31-07        4.25                   9,400,000        11,264,198
     01-31-10        4.00                   8,200,000         9,582,794
La Caixa De Barcelona
   (European Monetary Unit)
     03-04-10        3.50                   2,500,000         2,815,820
Total                                                        23,662,812

Supra-National (2.8%)
European Investment Bank
   (British Pound)
     12-07-11        5.50                   3,000,000         5,154,991
Inter-American Development Bank
   (Japanese Yen)
     07-08-09        1.90               1,035,000,000        10,006,168
Total                                                        15,161,159

Sweden (0.4%)
Govt of Sweden
   (Swedish Krona)
   04-20-06          3.50                  19,000,000         2,421,749

Ukraine (0.1%)
Govt of Ukraine
   (U.S. Dollar)
   06-11-13          7.65                     540,000(d)        535,275

United Kingdom (3.1%)
British Telecom
   (U.S. Dollar)
     12-15-10        8.38                     700,000           845,362
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
     06-15-04        9.25                   3,500,000(b,o)       70,000
     06-15-07        9.50                   8,750,000(b,o)      175,000
HSBC Holdings
   (U.S. Dollar) Sub Nts
     12-12-12        5.25                     500,000           507,544
United Kingdom Treasury
   (British Pound)
     12-07-07        7.25                   3,900,000         7,186,595
     11-25-10        6.25                   2,900,000         5,285,912
     03-07-12        5.00                   1,600,000         2,708,059
Total                                                        16,778,472

United States (34.3%)
Airgas
   (U.S. Dollar)
     10-01-11        9.13                     195,000           217,913
Allied Waste North America
   (U.S. Dollar) Series B
     04-01-08        8.88                     200,000           221,000
ANR Pipeline
   (U.S. Dollar) Sr Nts
     03-15-10        8.88                     160,000           174,400
Apogent Technologies
   (U.S. Dollar) Sr Sub Nts
     05-15-13        6.50                     175,000(d)        181,125
ASIF Global Financing
   (U.S. Dollar)
     01-17-13        4.90                   1,600,000(d)      1,583,712
AT&T
   (U.S. Dollar)
     03-15-09        6.00                      10,000            10,650
   (U.S. Dollar) Sr Nts
     11-15-11        7.80                     230,000(i)        260,653
AT&T Broadband
   (U.S. Dollar)
     03-15-13        8.38                     106,000           128,132
AT&T Wireless Services
   (U.S. Dollar) Sr Nts
     03-01-11        7.88                     500,000           571,341
Ball
   (U.S. Dollar)
     12-15-12        6.88                     335,000           345,887
Bank of America
   (U.S. Dollar) Sr Nts
     02-01-07        5.25                   1,000,000         1,068,180
   (U.S. Dollar) Sub Nts
     08-15-13        4.75                     800,000           780,797
Bear Stearns Commercial Mtge Securities
   (U.S. Dollar) Series 2003-T10 Cl A1
     03-13-40        4.00                     682,607           681,529
Boise Cascade
   (U.S. Dollar) Sr Nts
     11-01-10        6.50                      30,000            30,520

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
CBD Media/Finance
   (U.S. Dollar) Sr Sub Nts
     06-01-11        8.63%                   $120,000(d)       $128,699
Centerpoint Energy
   (U.S. Dollar)
     02-15-11        7.75                     130,000           145,772
Chiquita Brands Intl
   (U.S. Dollar) Sr Nts
     03-15-09       10.56                     225,000           245,813
Choctaw Resort Development Enterprises
   (U.S. Dollar) Sr Nts
     04-01-09        9.25                     150,000           162,000
Cincinnati Bell
   (U.S. Dollar)
     07-15-13        7.25                     125,000(d)        126,726
     01-15-14        8.38                      50,000(d,h)       51,425
Citibank Credit Card Issuance Trust
   (U.S. Dollar) Series 2003-A5 Cl A5
     04-07-08        2.50                     500,000           499,780
   (U.S. Dollar) Series 2003-A6 Cl A6
     05-17-10        2.90                     500,000           490,500
Citicorp
   (Deutsche Mark)
     09-19-09        6.25                  10,800,000         7,029,712
Coast Hotels & Casino
   (U.S. Dollar)
     04-01-09        9.50                     150,000           159,750
Comcast
   (U.S. Dollar)
     03-15-11        5.50                   1,100,000         1,134,915
Compass Minerals Group
   (U.S. Dollar)
     08-15-11       10.00                     200,000           223,000
Consumers Energy
   (U.S. Dollar) 1st Mtge
     04-15-08        4.25                     550,000(d)        552,304
Cott Beverages
   (U.S. Dollar)
     12-15-11        8.00                     150,000           162,000
CSC Holdings
   (U.S. Dollar) Sr Nts
     12-15-07        7.88                     150,000           153,375
D.R. Horton
   (U.S. Dollar) Sr Nts
     05-01-13        6.88                     150,000           157,875
DaimlerChrysler NA Holding
   (U.S. Dollar)
     06-04-08        4.05                     800,000           777,320
Del Monte
   (U.S. Dollar) Series B
     05-15-11        9.25                     200,000           221,000
Dex Media West/Finance
   (U.S. Dollar) Sr Nts
     08-15-10        8.50                      55,000(d)         59,813
   (U.S. Dollar) Sr Sub Nts
     08-15-13        9.88                      50,000(d)         56,875
DirectTV Holdings/Finance
   (U.S. Dollar) Sr Nts
     03-15-13        8.38                     150,000           168,375
Domino's
   (U.S. Dollar) Sr Sub Nts
     07-01-11        8.25                      75,000(d)         79,313
DRS Technologies
   (U.S. Dollar) Sr Sub Nts
     11-01-13        6.88                     155,000(d)        155,775
EchoStar
   (U.S. Dollar) Sr Nts
     10-01-08        5.75                     125,000(d)        124,531
El Paso Production Holding
   (U.S. Dollar)
     06-01-13        7.75                     150,000(d)        144,000
Emmis Communications
   (U.S. Dollar) Series B
     03-15-09        8.13                     250,000           261,562
Federal Home Loan Mtge Corp
   (European Monetary Unit)
     01-15-06        5.25                   1,800,000         2,191,383
   (U.S. Dollar)
     07-01-17        6.00                   1,053,416         1,094,894
     09-01-17        6.50                     834,176           875,273
     05-01-18        5.50                   1,485,112         1,529,970
     10-01-18        5.00                   1,095,941         1,113,668
     04-01-33        6.00                   2,834,140         2,924,257
     08-01-33        6.50                     664,956           691,633
     11-01-33        5.00                   1,350,000(h)      1,328,913
Federal Natl Mtge Assn
   (U.S. Dollar)
     01-01-09        5.74                   1,220,225         1,305,632
     01-01-13        4.92                     524,967           528,953
     02-01-13        4.87                   1,364,719         1,382,272
     03-01-17        5.50                   1,563,125         1,610,036
     03-01-17        6.00                     554,867           577,115
     04-01-17        6.50                   1,505,967         1,595,832
     08-01-18        4.50                   2,464,694         2,464,020
     11-01-18        5.00                   4,900,000(h)      4,976,563
     11-01-18        6.00                   1,250,000(h)      1,300,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
Federal Natl Mtge Assn (cont.)
   (U.S. Dollar) (cont.)
     11-15-18        5.00%                 $2,500,000        $2,570,019
     11-16-18        5.50                   2,500,000(h)      2,573,438
     07-01-23        5.00                   1,427,335         1,429,235
     05-01-32        7.00                   1,794,692         1,889,573
     05-01-32        7.50                   1,264,251         1,347,155
     06-01-32        7.00                   1,096,052         1,162,174
     07-01-32        6.50                   1,037,695         1,078,074
     08-01-32        6.50                   1,141,454         1,185,870
     11-01-32        7.50                   2,184,706         2,327,968
     03-01-33        5.50                   2,890,078         2,919,509
     03-01-33        6.00                   3,882,672         3,986,898
     04-01-33        6.00                   3,683,239         3,791,275
     05-01-33        6.00                     993,723         1,022,876
     06-01-33        5.50                   1,969,885         1,988,904
     07-01-33        5.50                     871,800           881,313
     07-01-33        7.00                   1,941,752         2,044,301
     11-01-33        5.50                   5,200,000(h)      5,247,121
     11-01-33        6.50                   7,600,000(h)      7,894,499
   Collateralized Mtge Obligation
   (U.S. Dollar)
     03-25-13        4.38                     620,000(f)        597,218
     10-25-42        7.50                     870,538(f)        953,239
Fisher Scientific Intl
   (U.S. Dollar) Sr Sub Nts
     09-01-13        8.00                     135,000(d,h)      145,125
Ford Motor
   (U.S. Dollar)
     10-01-28        6.63                     650,000           533,158
Gap
   (U.S. Dollar)
     09-15-07        6.90                      40,000            43,500
Gaylord Entertainment
   (U.S. Dollar) Sr Nts
     11-15-13        8.00                      20,000(d,h)       20,500
GE Financial Assurance
   (Japanese Yen)
     06-20-11        1.60                 130,000,000         1,140,795
General Electric
   (U.S. Dollar)
     02-01-13        5.00                   1,000,000         1,005,910
General Electric Capital
   (European Monetary Unit)
     06-20-07        5.13                     500,000           612,170
Georgia Pacific
   (U.S. Dollar) Sr Nts
     02-01-10        8.88                     185,000           211,363
GMAC
   (U.S. Dollar)
     09-15-06        6.13                   2,500,000         2,642,654
Goldman Sachs Group
   (U.S. Dollar)
     05-15-09        6.65                     500,000           562,948
     07-15-13        4.75                     600,000           579,660
Govt Natl Mtge Assn
   (U.S. Dollar)
     03-15-33        7.00                     379,649           402,426
     10-15-33        5.50                   2,000,000         2,027,522
   Collateralized Mtge Obligation
   Interest Only
   (U.S. Dollar)
     01-20-32        6.00                   5,700,000(f,j)      659,472
Grant Prideco Escrow
   (U.S. Dollar)
     12-15-09        9.00                     250,000           270,000
Graphic Packaging Intl
   (U.S. Dollar) Sr Nts
     08-15-11        8.50                      45,000(d)         49,613
Gulfterra Energy Partner
   (U.S. Dollar) Sr Nts
     06-01-10        6.25                      90,000(d)         90,675
Hilton Hotels
   (U.S. Dollar)
     12-01-12        7.63                     200,000           221,000
Host Marriott LP
   (U.S. Dollar) Sr Nts
     11-01-13        7.13                      75,000(d,h)       75,000
Household Finance
   (U.S. Dollar)
     10-15-11        6.38                   1,500,000         1,639,307
Intl Paper
   (European Monetary Unit)
     08-11-06        5.38                     700,000           844,145
IPALCO Enterprises
   (U.S. Dollar)
     11-14-08        8.38                     250,000           272,500
J.P. Morgan Chase
   (U.S. Dollar) Sub Nts
     02-01-11        6.75                     500,000           561,193

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
Johnsondiversey Holdings
   (U.S. Dollar)
   (Zero coupon through 05-15-07,
   thereafter 10.67%)
     05-15-13       22.08%                    $80,000(d,n)      $59,600
Jorgensen Earle M.
   (U.S. Dollar)
     06-01-12        9.75                      50,000            54,250
Joy Global
   (U.S. Dollar) Series B
     03-15-12        8.75                      60,000            66,300
Key Energy Services
   (U.S. Dollar) Series C
     03-01-08        8.38                     130,000           140,075
   (U.S. Dollar) Sr Nts
     05-01-13        6.38                      70,000            70,350
Kinetic Concepts
   (U.S. Dollar) Sr Sub Nts
     05-15-13        7.38                     100,000(d)        102,500
Kraft Foods
   (U.S. Dollar)
     10-01-08        4.00                   1,100,000         1,098,581
L-3 Communications
   (U.S. Dollar)
     06-15-12        7.63                     250,000           271,250
LaBranche
   (U.S. Dollar) Sr Nts
     08-15-04        9.50                      50,000            50,688
Lamar Media
   (U.S. Dollar)
     01-01-13        7.25                      75,000            78,938
Lehman Brothers Holdings
   (U.S. Dollar)
     08-07-08        3.50                     500,000           493,540
MacDermid
   (U.S. Dollar)
     07-15-11        9.13                      35,000            39,025
MBNA Credit Card Master Note Trust
   (U.S. Dollar) Series 2003-A1 Cl A1
     07-15-10        3.30                     500,000           498,100
Merisant
   (U.S. Dollar)
     07-15-13        9.50                     115,000(d)        124,200
Meritage
   (U.S. Dollar)
     06-01-11        9.75                     145,000           160,950
Metris Master Trust
   (U.S. Dollar) Series 2001-3 Cl C
     07-21-08        2.82                     400,000(d,i)      340,000
MGM Mirage
   (U.S. Dollar)
     10-01-09        6.00                     125,000           125,625
Mohegan Tribal Gaming
   (U.S. Dollar) Sr Sub Nts
     07-15-09        6.38                      40,000(d)         40,800
Morgan Stanley, Dean Witter
   (European Monetary Unit)
     03-16-06        5.25                   2,400,000         2,912,576
Morris Publishing
   (U.S. Dollar) Sr Sub Nts
     08-01-13        7.00                      65,000(d)         66,300
Nalco
   (U.S. Dollar) Sr Nts
     11-15-11        7.75                      50,000(d,h)       52,000
NeighborCare
   (U.S. Dollar) Sr Sub Nts
     11-15-13        6.88                      25,000(d,h)       25,330
Newfield Exploration
   (U.S. Dollar) Sr Sub Nts
     08-15-12        8.38                     340,000           375,700
Nextel Communications
   (U.S. Dollar) Sr Nts
     10-31-13        6.88                     300,000           303,000
Nissan Auto Receivables Owner Trust
   (U.S. Dollar) Series 2003-A Cl A4
     07-15-08        2.61                     500,000           499,550
Norcraft Companies LP/Finance
   (U.S. Dollar) Sr Sub Nts
     11-01-11        9.00                      90,000(d)         94,500
Nortek
   (U.S. Dollar) Sr Sub Nts Series B
     06-15-11        9.88                      75,000            80,813
Northwest Pipeline
   (U.S. Dollar)
     03-01-10        8.13                      10,000            11,025
NVR
   (U.S. Dollar) Sr Nts
     06-15-10        5.00                     375,000           365,625
Offshore Logistics
   (U.S. Dollar)
     06-15-13        6.13                      30,000            28,800
Overseas Private Investment
   (U.S. Dollar) U.S. Govt Guaranty Series 1996A
     01-15-09        6.99                   4,166,666         4,592,540

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
Owens-Brockway Glass
   (U.S. Dollar)
     05-15-11        7.75%                   $115,000          $121,325
Park Place Entertainment
   (U.S. Dollar) Sr Sub Nts
     05-15-11        8.13                      85,000            92,863
Peabody Energy
   (U.S. Dollar) Series B
     03-15-13        6.88                     175,000           184,187
Qwest
   (U.S. Dollar)
     11-01-04        7.20                     150,000           153,750
Raytheon
   (U.S. Dollar)
     04-01-13        5.38                     550,000           544,973
Ryland Group
   (U.S. Dollar) Sr Nts
     06-01-08        5.38                     310,000           319,300
SBC Communications
   (U.S. Dollar)
     08-15-12        5.88                     300,000           317,379
Schuler Homes
   (U.S. Dollar)
     07-15-09        9.38                      85,000            95,306
Scotts
   (U.S. Dollar) Sr Sub Nts
     11-15-13        6.63                      15,000(d)         15,225
Silgan Holdings
   (U.S. Dollar) Sr Sub Nts
     11-15-13        6.75                     125,000(d,h)      125,174
SLM
   (U.S. Dollar)
     03-17-08        3.63                     550,000           549,731
Smurfit-Stone Container
   (U.S. Dollar)
     10-01-12        8.25                      85,000            89,250
Southern Natural Gas
   (U.S. Dollar)
     03-15-10        8.88                     175,000           190,750
Sprint Capital
   (U.S. Dollar)
     03-15-12        8.38                     400,000           456,584
SPX
   (U.S. Dollar) Sr Nts
     06-15-11        6.25                     255,000           255,638
Stone Container
   (U.S. Dollar) Sr Nts
     07-01-12        8.38                     210,000           221,550
Susquehanna Media
   (U.S. Dollar) Sr Sub Nts
     04-15-13        7.38                      40,000            41,300
TD Funding
   (U.S. Dollar)
     07-15-11        8.38                     180,000(d)        192,150
Teco Energy
   (U.S. Dollar) Sr Nts
     06-15-10        7.50                      45,000            46,238
Time Warner
   (U.S. Dollar)
     05-01-12        6.88                   1,000,000         1,107,194
Toll
   (U.S. Dollar)
     02-01-09        8.13                      65,000            68,250
Tom Brown
   (U.S. Dollar)
     09-15-13        7.25                      20,000            20,900
Toyota Motor Credit
   (Japanese Yen)
     06-09-08         .75                 197,000,000         1,786,838
TRAINS 10-2002
   (U.S. Dollar)
     01-15-12        6.96                   2,964,000(d,e)    3,369,030
Transcontinental Gas Pipeline
   (U.S. Dollar) Series B
     08-15-11        7.00                     175,000           186,813
U.S. Treasury (U.S. Dollar)
     11-15-05        5.75                     315,000(g)        339,363
     08-15-07        3.25                   1,175,000         1,195,242
     08-15-13        4.25                  33,800,000        33,667,841
     02-15-26        6.00                   5,390,000         5,921,001
     02-15-31        5.38                   5,700,000         5,890,369
United Rentals
   (U.S. Dollar) Sr Sub Nts
     11-15-13        7.75                      30,000(d,h)       29,775
United States Steel
   (U.S. Dollar) Sr Nts
     05-15-10        9.75                      75,000            79,313
Verizon Pennsylvania
   (U.S. Dollar) Series A
     11-15-11        5.65                   1,060,000         1,101,626
Wachovia
   (U.S. Dollar)
     08-15-08        3.50                     400,000           397,744

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
Washington Mutual
   (U.S. Dollar) Sr Nts
     01-15-07        5.63%                 $2,500,000(g)     $2,693,107
WCI Communities
   (U.S. Dollar) Sr Sub Nts
     10-01-13        7.88                      35,000(d)         36,225
Wells Fargo
   (U.S. Dollar) Sr Nts
     02-15-07        5.13                   1,000,000         1,066,211
Weyerhaeuser
   (U.S. Dollar)
     03-15-12        6.75                   1,100,000         1,190,788
William Carter
   (U.S. Dollar) Series B
     08-15-11       10.88                     100,000           113,250
Williams Companies
   (U.S. Dollar)
     03-15-12        8.13                      75,000            81,000
XTO Energy
   (U.S. Dollar) Sr Nts
     04-15-12        7.50                     260,000           291,200
     04-15-13        6.25                     160,000           164,000
Total                                                       186,752,042

Total bonds
(Cost: $488,546,016)                                       $510,055,325

Short-term securities (14.2%)(l)
Issuer             Annualized                  Amount         Value(a)
                  yield on date              payable at
                   of purchase                maturity

U.S. government agency (8.3%)
Federal Natl Mtge Assn Disc Nts
     12-17-03        1.08%                $20,000,000       $19,974,436
     01-07-04        1.06                  15,000,000        14,972,100
     01-14-04        1.07                  10,000,000         9,979,400
Total                                                        44,925,936

Commercial paper (5.9%)
Fleet Funding
     11-14-03        1.06                   5,000,000(k)      4,997,939
Greyhawk Funding LLC
     01-16-04        1.10                   5,000,000(k)      4,988,494
ING US Funding
     12-10-03        1.06                   5,000,000         4,994,055
Northern Rock
     02-24-04        1.12                   5,800,000(k)      5,778,878
UBS Finance (Delaware)
     11-03-03        1.04                  11,300,000        11,299,022
Total                                                        32,058,388

Total short-term securities
(Cost: $76,980,246)                                         $76,984,324

Total investments in securities
(Cost: $565,526,262)(p)                                    $587,039,649

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Represents ownership in a cash TRAINS (Targeted Return Index Securities) comprised of a portfolio of 23 corporate bonds selected to target a maturity range of 7 to 15 years in the corresponding Lehman Brothers Credit Index with a current maturity date of Jan. 15, 2012.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                   Notional amount
     Purchase contracts

     Eurodollar, Sept. 2007, 90-day                         $27,250,000
     German bund, Dec. 2003, 10-year                          5,812,500

(h) At Oct. 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $23,754,981.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2003.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Oct. 31, 2003.

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(l) At Oct. 31, 2003, cash or short-term securities were designated to cover open call options on futures written as follows (see Note 7 to the financial statements):

     Issuer                                      Notional          Exercise        Expiration        Value(a)
                                                  amount             price            date
     U.S Treasury Notes Nov. 2003, 10-year      $5,900,000           $110           Nov. 2003        $151,187

     At Oct. 31, 2003, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 7 to the financial statements):

     Issuer                                      Notional          Exercise        Expiration        Value(a)
                                                  amount             price            date
     U.S Treasury Notes Nov. 2003, 10-year      $5,900,000           $110           Nov. 2003         $15,672

(m) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     MBIA -- Municipal Bond Investors Assurance

(n) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(o)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2003, is as follows:

     Security                                   Acquisition          Cost
                                                   dates
     Greater Beijing First Expressways
        (U.S. Dollar) 9.25% Sr Nts 2004          06-12-97         $  410,923
        (U.S. Dollar) 9.50% Sr Nts 2007          06-12-97          1,192,681

(p) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $565,526,262 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $25,147,752
     Unrealized depreciation                                 (3,634,365)
                                                             ----------
     Net unrealized appreciation                            $21,513,387
                                                            -----------

--------------------------------------------------------------------------------
18   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Income Portfolio

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $565,526,262)                                                        $587,039,649
Foreign currency holdings (identified cost $3,491,673) (Note 1)                             3,482,206
Dividends and accrued interest receivable                                                   8,246,975
Receivable for investment securities sold                                                     333,767
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                 100,121
                                                                                              -------
Total assets                                                                              599,202,718
                                                                                          -----------
Liabilities
Disbursements in excess of cash on demand deposit                                             169,528
Payable for investment securities purchased                                                23,883,450
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                 124,330
Payable upon return of securities loaned (Note 4)                                          31,751,250
Accrued investment management services fee                                                     11,262
Other accrued expenses                                                                         55,893
Options contracts written, at value (premiums received $167,310) (Note 7)                     166,859
                                                                                              -------
Total liabilities                                                                          56,162,572
                                                                                           ----------
Net assets                                                                               $543,040,146
                                                                                         ============
* Including securities on loan, at value (Note 4)                                        $ 30,679,572
                                                                                         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Statement of operations
World Income Portfolio

Year ended Oct. 31, 2003
Investment income
Income:
Interest                                                                                  $22,115,819
Fee income from securities lending (Note 4)                                                    12,208
   Less foreign taxes withheld                                                                 (7,009)
                                                                                               ------
Total income                                                                               22,121,018
                                                                                           ----------
Expenses (Note 2):
Investment management services fee                                                          4,084,088
Compensation of board members                                                                   9,066
Custodian fees                                                                                187,191
Audit fees                                                                                     25,500
Other                                                                                          13,295
                                                                                               ------
Total expenses                                                                              4,319,140
                                                                                            ---------
Investment income (loss) -- net                                                            17,801,878
                                                                                           ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                          20,933,458
   Foreign currency transactions                                                           (2,947,788)
   Futures contracts                                                                         (212,635)
   Options contracts written (Note 7)                                                         228,612
                                                                                              -------
Net realized gain (loss) on investments                                                    18,001,647
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      33,085,822
                                                                                           ----------
Net gain (loss) on investments and foreign currencies                                      51,087,469
                                                                                           ----------
Net increase (decrease) in net assets resulting from operations                           $68,889,347
                                                                                          ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
World Income Portfolio

Year ended Oct. 31,                                                                           2003                  2002
Operations
Investment income (loss) -- net                                                          $ 17,801,878          $ 17,765,639
Net realized gain (loss) on investments                                                    18,001,647           (13,975,131)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      33,085,822            28,002,434
                                                                                           ----------            ----------
Net increase (decrease) in net assets resulting from operations                            68,889,347            31,792,942
                                                                                           ----------            ----------
Proceeds from contributions                                                                39,684,999            27,551,027
Fair value of withdrawals                                                                 (68,855,691)          (58,048,238)
                                                                                          -----------           -----------
Net contributions (withdrawals) from partners                                             (29,170,692)          (30,497,211)
                                                                                          -----------           -----------
Total increase (decrease) in net assets                                                    39,718,655             1,295,731
Net assets at beginning of year                                                           503,321,491           502,025,760
                                                                                          -----------           -----------
Net assets at end of year                                                                $543,040,146          $503,321,491
                                                                                         ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

World Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
22   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003, foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Oct. 31, 2003, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2003 was $245,000 representing 0.05% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Oct. 31, 2003, the Portfolio has entered into outstanding when-issued securities of $23,754,981.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.77% to 0.67% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $598,097,621 and $616,568,163, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of Oct. 31, 2003, securities valued at $30,679,572 were on loan to brokers. For collateral, the Portfolio received $31,751,250 in cash. Income from securities lending amounted to $12,208 for the year ended Oct. 31, 2003. The risks to the Portolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2003, the Portfolio has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                  Currency to           Currency to        Unrealized     Unrealized
                              be delivered           be received      appreciation   depreciation
Nov. 7, 2003                    18,900,000            21,970,778          $  1,397       $     --
                    European Monetary Unit           U.S. Dollar
Nov. 7, 2003                     2,315,000             2,733,089            42,131             --
                    European Monetary Unit           U.S. Dollar
Nov. 14, 2003                    1,375,333            15,500,000            24,353             --
                               U.S. Dollar          Mexican Peso
Nov. 14, 2003                    1,367,446            15,500,000            32,240             --
                               U.S. Dollar          Mexican Peso
Nov. 25, 2003                   12,958,249         1,410,000,000                --        124,330
                               U.S. Dollar          Japanese Yen
                                                                          --------       --------
Total                                                                     $100,121       $124,330
                                                                          --------       --------

6. INTEREST RATE FUTURES CONTRACTS

As of Oct. 31, 2003, investments in securities included securities valued at $673,297 that were pledged as collateral to cover initial margin deposits on 50 open purchase contracts denominated in Euros and 109 open purchase contracts. The notional market value of the open purchase contracts denominated in Euros as of Oct. 31, 2003 was $6,553,594 with a net unrealized gain of $49,306. The notional market value of the open purchase contracts denominated in U.S. dollars as of Oct. 31, 2003 was $25,824,825 with a net unrealized loss of $268,848. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
25   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                           Year ended Oct. 31, 2003
                                         Puts                   Calls
                                Contracts    Premiums   Contracts   Premiums
Balance Oct. 31, 2002               --      $      --        --    $      --
Opened                             466        308,107     1,103      977,809
Closed                            (407)      (253,952)   (1,044)    (864,654)
                                  ----       --------    ------     --------
Balance Oct. 31, 2003               59      $  54,155        59    $ 113,155
                                    --      ---------        --    ---------

8. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                                2003    2002     2001     2000     1999
Ratio of expenses to average daily net assets(a)                            .80%    .79%     .78%     .78%     .77%
Ratio of net investment income (loss) to average daily net assets          3.29%   3.66%    5.27%    5.98%    5.90%
Portfolio turnover rate (excluding short-term securities)                   117%     51%      24%      48%      48%
Total return(b)                                                           13.99%   6.89%   11.29%   (4.29%)     --%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Income Portfolio (a series of World Trust) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Income Portfolio as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
27   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Bond Fund

Oct. 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                               $542,908,102
Capital shares receivable                                                                                           400,853
                                                                                                                    -------
Total assets                                                                                                    543,308,955
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              152,274
Accrued distribution fee                                                                                              7,082
Accrued transfer agency fee                                                                                           3,203
Accrued administrative services fee                                                                                     849
Other accrued expenses                                                                                               64,805
                                                                                                                     ------
Total liabilities                                                                                                   228,213
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $543,080,742
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    826,222
Additional paid-in capital                                                                                      529,380,582
Undistributed net investment income                                                                               5,836,050
Accumulated net realized gain (loss) (Note 5)                                                                   (14,370,439)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            21,408,327
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $543,080,742
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $380,369,260
                                                            Class B                                            $157,749,689
                                                            Class C                                            $  4,896,742
                                                            Class Y                                            $     65,051
Net asset value per share of outstanding capital stock:     Class A shares            57,861,587               $       6.57
                                                            Class B shares            24,002,923               $       6.57
                                                            Class C shares               747,827               $       6.55
                                                            Class Y shares                 9,872               $       6.59
                                                                                           -----               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Global Bond Fund

Year ended Oct. 31, 2003
Investment income
Income:
Interest                                                                                       $22,112,403
Fee income from securities lending                                                                  12,205
   Less foreign taxes withheld                                                                      (7,007)
                                                                                                    ------
Total income                                                                                    22,117,601
                                                                                                ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                4,318,134
Distribution fee
   Class A                                                                                         934,595
   Class B                                                                                       1,630,210
   Class C                                                                                          40,221
Transfer agency fee                                                                              1,032,815
Incremental transfer agency fee
   Class A                                                                                          72,987
   Class B                                                                                          60,182
   Class C                                                                                           1,799
Service fee -- Class Y                                                                                  31
Administrative services fees and expenses                                                          311,211
Compensation of board members                                                                        7,891
Printing and postage                                                                               139,749
Registration fees                                                                                   54,408
Audit fees                                                                                           8,500
Other                                                                                               10,470
                                                                                                    ------
Total expenses                                                                                   8,623,203
   Earnings credits on cash balances (Note 2)                                                       (5,862)
                                                                                                    ------
Total net expenses                                                                               8,617,341
                                                                                                 ---------
Investment income (loss) -- net                                                                 13,500,260
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                        20,927,943
   Foreign currency transactions                                                                (2,947,445)
   Futures contracts                                                                              (212,623)
   Options contracts written                                                                       228,557
                                                                                                   -------
Net realized gain (loss) on investments                                                         17,996,432
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           33,079,008
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                           51,075,440
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                                $64,575,700
                                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Global Bond Fund

Year ended Oct. 31,                                                                          2003                  2002
Operations and distributions
Investment income (loss) -- net                                                         $  13,500,260         $  14,015,228
Net realized gain (loss) on investments                                                    17,996,432           (13,978,629)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      33,079,008            28,002,459
                                                                                           ----------            ----------
Net increase (decrease) in net assets resulting from operations                            64,575,700            28,039,058
                                                                                           ----------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                              (12,438,109)           (9,644,735)
     Class B                                                                               (3,958,002)           (2,850,093)
     Class C                                                                                 (103,214)              (18,570)
     Class Y                                                                                   (1,009)               (1,859)
                                                                                               ------                ------
Total distributions                                                                       (16,500,334)          (12,515,257)
                                                                                          -----------           -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                                118,383,281            85,865,445
   Class B shares                                                                          50,004,285            39,838,214
   Class C shares                                                                           3,603,615             2,477,135
   Class Y shares                                                                              41,942                39,390
Reinvestment of distributions at net asset value
   Class A shares                                                                          11,408,319             9,451,955
   Class B shares                                                                           3,683,453             2,694,998
   Class C shares                                                                              93,681                18,429
   Class Y shares                                                                                 985                 2,055
Payments for redemptions
   Class A shares                                                                        (130,390,225)         (112,854,832)
   Class B shares (Note 2)                                                                (63,154,212)          (40,086,791)
   Class C shares (Note 2)                                                                 (1,678,853)             (813,795)
   Class Y shares                                                                             (55,411)              (34,448)
                                                                                              -------               -------
Increase (decrease) in net assets from capital share transactions                          (8,059,140)          (13,402,245)
                                                                                           ----------           -----------
Total increase (decrease) in net assets                                                    40,016,226             2,121,556
Net assets at beginning of year                                                           503,064,516           500,942,960
                                                                                          -----------           -----------
Net assets at end of year                                                               $ 543,080,742         $ 503,064,516
                                                                                        =============         =============
Undistributed net investment income                                                     $   5,836,050         $   1,228,206
                                                                                        -------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Global Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Income Portfolio

The Fund invests all of its assets in the World Income Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2003 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
31   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,607,918 and accumulated net realized loss has been increased by $7,607,918.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                           2003               2002

Class A
Distributions paid from:
   Ordinary income                        $12,438,109        $9,644,735
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                          3,958,002         2,850,093
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                            103,214            18,570
   Long-term capital gain                          --                --
Class Y
Distributions paid from:
   Ordinary income                              1,009             1,859
   Long-term capital gain                          --                --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $  7,210,151
Accumulated long-term gain (loss)                         $(14,577,099)
Unrealized appreciation (depreciation)                    $ 20,240,886

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
32   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
33   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $867,579 for Class A, $140,300 for Class B and $2,038 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's transfer agency fees were reduced by $5,862 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2003
                                             Class A           Class B          Class C             Class Y
Sold                                       18,346,322         7,797,131          562,338             6,300
Issued for reinvested distributions         1,795,377           578,536           14,712               154
Redeemed                                  (20,340,957)       (9,764,130)        (260,976)           (9,193)
                                          -----------        ----------         --------            ------
Net increase (decrease)                      (199,258)       (1,388,463)         316,074            (2,739)
                                             --------        ----------          -------            ------

                                                                    Year ended Oct. 31, 2002
                                             Class A           Class B          Class C             Class Y
Sold                                       14,885,496         6,883,558          432,176             6,938
Issued for reinvested distributions         1,684,541           480,718            3,287               366
Redeemed                                  (19,692,200)       (6,992,384)        (140,508)           (6,113)
                                          -----------        ----------         --------            ------
Net increase (decrease)                    (3,122,163)          371,892          294,955             1,191
                                           ----------           -------          -------             -----

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $14,577,099 as of Oct. 31, 2003, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
34   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $6.00    $5.81     $5.39     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .18      .19       .27       .34     .33
Net gains (losses) (both realized and unrealized)                       .60      .17       .30      (.63)   (.36)
Total from investment operations                                        .78      .36       .57      (.29)   (.03)
Less distributions:
Dividends from net investment income                                   (.21)    (.17)     (.15)     (.19)   (.26)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.21)    (.17)     (.15)     (.19)   (.27)
Net asset value, end of period                                        $6.57    $6.00     $5.81     $5.39   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                $380     $348      $355      $389    $598
Ratio of expenses to average daily net assets(c)                      1.36%    1.34%     1.32%     1.30%   1.22%
Ratio of net investment income (loss) to average daily net assets     2.73%    3.12%     4.75%     5.49%   5.49%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      13.25%    6.24%    10.83%    (5.16%)  (.35%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
35   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $5.99    $5.79     $5.38     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .12      .13       .21       .29     .28
Net gains (losses) (both realized and unrealized)                       .62      .19       .31      (.62)   (.35)
Total from investment operations                                        .74      .32       .52      (.33)   (.07)
Less distributions:
Dividends from net investment income                                   (.16)    (.12)     (.11)     (.16)   (.22)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.16)    (.12)     (.11)     (.16)   (.23)
Net asset value, end of period                                        $6.57    $5.99     $5.79     $5.38   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                $158     $152      $145      $155    $235
Ratio of expenses to average daily net assets(c)                      2.12%    2.10%     2.09%     2.07%   1.98%
Ratio of net investment income (loss) to average daily net assets     1.97%    2.36%     3.99%     4.73%   4.72%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      12.39%    5.59%     9.73%    (5.77%) (1.10%)

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001     2000(b)
Net asset value, beginning of period                                  $5.98    $5.79     $5.38     $5.52
Income from investment operations:
Net investment income (loss)                                            .13      .14       .21       .10
Net gains (losses) (both realized and unrealized)                       .60      .18       .31      (.24)
Total from investment operations                                        .73      .32       .52      (.14)
Less distributions:
Dividends from net investment income                                   (.16)    (.13)     (.11)       --
Net asset value, end of period                                        $6.55    $5.98     $5.79     $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                                  $5       $3        $1       $--
Ratio of expenses to average daily net assets(c)                      2.14%    2.10%     2.09%     2.07%(d)
Ratio of net investment income (loss) to average daily net assets     1.89%    2.29%     3.84%     4.80%(d)
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%
Total return(e)                                                      12.41%    5.51%     9.84%    (2.49%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
36   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $6.01    $5.80     $5.40     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .19      .20       .29       .35     .34
Net gains (losses) (both realized and unrealized)                       .61      .19       .27      (.62)   (.36)
Total from investment operations                                        .80      .39       .56      (.27)   (.02)
Less distributions:
Dividends from net investment income                                   (.22)    (.18)     (.16)     (.20)   (.27)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.22)    (.18)     (.16)     (.20)   (.28)
Net asset value, end of period                                        $6.59    $6.01     $5.80     $5.40   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--      $--       $--       $--     $--
Ratio of expenses to average daily net assets(c)                      1.18%    1.17%     1.16%     1.14%   1.07%
Ratio of net investment income (loss) to average daily net assets     2.69%    3.29%     4.90%     5.75%   5.63%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      13.54%    6.72%    10.71%    (4.88%)  (.19%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
37   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Bond Fund (a series of AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Bond Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
38   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Global Bond Fund
Fiscal year ended Oct. 31, 2003

Class A
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals
     (effective for distributions made after Jan. 1, 2003)        0.00%

     Dividends Received Deduction for corporations                0.00%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.06846
March 21, 2003                                                  0.04120
June 20, 2003                                                   0.04145
Sept. 19, 2003                                                  0.06379
Total distributions                                            $0.21490

Class B
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                       0.00%

     Dividends Received Deduction for corporations                0.00%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.04615
March 21, 2003                                                  0.02948
June 20, 2003                                                   0.02912
Sept. 19, 2003                                                  0.05109
Total distributions                                            $0.15584

--------------------------------------------------------------------------------
39   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Class C
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                       0.00%

     Dividends Received Deduction for corporations                0.00%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.05241
March 21, 2003                                                  0.03054
June 20, 2003                                                   0.03057
Sept. 19, 2003                                                  0.05136
Total distributions                                            $0.16488

Class Y
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                       0.00%

     Dividends Received Deduction for corporations                0.00%

Payable date                                                  Per share
Dec. 20, 2002                                                  $0.06800
March 21, 2003                                                  0.04382
June 20, 2003                                                   0.04440
Sept. 19, 2003                                                  0.06671
Total distributions                                            $0.22293

--------------------------------------------------------------------------------
40   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
41   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
42   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
43   -- AXP GLOBAL BOND FUND -- 2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Global Equity
             Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP Global Equity Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                       (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            9

Investments in Securities                  10

Financial Statements (Portfolio)           14

Notes to Financial Statements (Portfolio)  17

Independent Auditors' Report (Portfolio)   21

Financial Statements (Fund)                22

Notes to Financial Statements (Fund)       25

Independent Auditors' Report (Fund)        32

Board Members and Officers                 33

Proxy Voting                               35

--------------------------------------------------------------------------------
2   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                                         Dominic Rossi*
Since                                                             10/03
Years in industry                                                    17

Portfolio manager                                      Stephen Thornber*
Since                                                             10/03
Years in industry                                                    16

* The Fund is managed by a team led by Dominic Rossi and Stephen Thornber.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 5/29/90      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IGLGX        B: IDGBX        C: --           Y: IDGYX

Total net assets                                         $513.8 million

Number of holdings                                                  107

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.
         STYLE
VALUE    BLEND   GROWTH
           X                 LARGE
           X                 MEDIUM  SIZE
           X                 SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 49.4%
Japan 7.6%
United Kingdom 7.5%
Switzerland 5.8%
Germany 5.5%
Italy 2.9%
China 2.5%
France 2.3%
Mexico 2.3%
Australia 2.1%
Bermuda 2.1%
South Korea 1.7%
Brazil 1.2%
Hong Kong 1.0%
Malaysia 1.0%
Netherlands 1.0%
Taiwan 1.0%
Other* 3.1%

* Includes Barbados, Canada, Finland, Ireland and Sweden.

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (United States)                                          1.7%
Samsung Electronics (South Korea)                                  1.7
Swiss Life Holding (Switzerland)                                   1.7
HSBC Holdings (United Kingdom)                                     1.6
Microsoft (United States)                                          1.6
Intel (United States)                                              1.6
North Fork Bancorporation (United States)                          1.6
Procter & Gamble (United States)                                   1.6
Johnson & Johnson (United States)                                  1.5
Dell (United States)                                               1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express Funds global and international equity mutual funds. At that time responsibility for the management of the AXP Global Equity Fund moved to a Threadneedle team led by Dominic Rossi and Stephen Thornber. Below is a discussion of the Fund's results and changes in positioning since the start of the fiscal year. The Fund's name was changed from AXP Global Growth Fund to AXP Global Equity Fund on Oct. 20, 2003.

Q: How did AXP Global Equity Fund perform for the fiscal year period ended Oct. 31, 2003?

A: AXP Global Equity Fund's Class A shares rose 17.86%, excluding sales charge, for the 12-month period ended Oct. 31, 2003. This was less than the Fund's benchmark, the MSCI All Country World Free Index, which advanced 25.25% for the period. The Lipper Global Funds Index, representing the Fund's peer group, rose 22.65% for the same time frame.

Q:   What factors most significantly affected performance?

A: Throughout the 12-month period, the Fund was managed defensively. At the start of the fiscal year, uncertainty associated with the pending conflict in Iraq led to high market volatility. The Fund's risk profile was reduced in anticipation of war. In March, the toppling of Saddam Hussein from power occurred more quickly than could have been reasonably anticipated, and this helped generate a dramatic market rally. However, the Fund maintained a defensive stance based on caution that the economic recovery -- which had been on again, off again for some time -- would not be sustained.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003

30%
                           (bar 2)
25%                        +25.25%          (bar 3)
                                            +22.65%
20%  (bar 1)
     +17.86%
15%

10%

 5%

 0%

(bar 1)  AXP Global Equity Fund Class A (excluding sales charge)
(bar 2)  MSCI All Country World-Free Index (unmanaged)
(bar 3)  Lipper Global Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our day-to-day portfolio management decisions are all based on the thorough research and involvement of our investment team. (end callout quote)

     The sharp rally that followed the war in Iraq favored mid- and small-cap stocks. Many of these smaller capitalization stocks were gaining favor due to recovery stories of their own. Because the Fund was defensively positioned and invested in mostly large cap stocks, the Fund did not fully benefit from this substantial rally.

     During the fiscal year, the Fund held a lower than benchmark position in European stocks and this hurt its results. Stocks in Europe were weak in the autumn and winter of 2002, but bounced back sharply in March and continued to perform well

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                              Class A                    Class B                     Class C                  Class Y
(Inception dates)            (5/29/90)                  (3/20/95)                   (6/26/00)                (3/20/95)
                        NAV(1)       POP(2)       NAV(1)      After CDSC(3)    NAV(1)   After CDSC(4)   NAV(5)      POP(5)
1 year                 +17.86%      +11.08%      +17.02%        +13.02%       +16.80%     +16.80%      +18.02%     +18.02%
5 years                 -3.64%       -4.77%       -4.37%         -4.50%          N/A         N/A        -3.47%      -3.47%
10 years                +2.12%       +1.51%         N/A            N/A           N/A         N/A          N/A         N/A
Since inception           N/A          N/A        +2.27%         +2.27%       -15.95%     -15.95%       +3.21%      +3.21%

as of Sept. 30, 2003
1 year                 +18.33%      +11.53%      +17.42%        +13.42%       +17.46%     +17.46%      +18.82%     +18.82%
5 years                 -3.13%       -4.27%       -3.88%         -4.02%          N/A         N/A        -2.96%      -2.96%
10 years                +1.97%       +1.36%         N/A            N/A           N/A         N/A          N/A         N/A
Since inception           N/A          N/A        +1.68%         +1.68%       -17.58%     -17.58%       +2.63%      +2.63%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

     through the end of period. The Fund did not increase its positioning in Europe to fully capitalize on the market turnaround.

     In Japan, early in the fiscal period, small cap stocks outperformed substantially as Japanese pension plans sold large-cap holdings to raise cash to return to the Japanese government. The Fund's large cap focus in Japan became another source of underpeformance in fiscal year 2003.

     Later in the reporting period, the Fund was repositioned to focus on areas that could benefit from improvements in the global economy. The Fund reduced holdings in defensive stocks and broadened out its market cap to more mid-cap stocks. The Fund also added emerging markets exposure because emerging markets were more competitive against high cost production areas in Europe, the U.S. and other mature markets. The Pacific regional weighting in Singapore, Australia, and Hong Kong was also reduced. Those assets were then used to reinvest in emerging markets and Japan.

Q:   What changes were made to the Portfolio since Oct. 20, 2003?

A:   Changes we have made to the  Fund include:

     o Eliminating the Fund's substantial large-cap stock focus -- When we took over the Fund, companies with market capitalizations greater than $50 billion made up nearly half of the Fund's portfolio. We felt the Fund had taken on too much risk by focusing on this segment of the market, and we have since cut the $50 billion plus portion of the portfolio to less than a third of the portfolio, a percentage that is more in line with the Fund's peer group and Threadneedle's investment discipline.

     o Adding more mid-cap stocks -- Unlike large company stocks, mid cap stocks, as well as small cap stocks, tend to benefit more as the economy accelerates. Mid cap stocks afford opportunities to gain exposure to niche growth markets and valuations remain attractive.

--------------------------------------------------------------------------------
6   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

     o Adding more emerging markets stocks -- For some time, the Threadneedle team has been bullish on Asia (with the exception of Japan) and Latin America. We believe Asia has attractive growth rates and cheap valuations. Latin America also has attractive valuations and its growth is leveraged to the U.S. economic recovery. We wanted the Fund to have a more active position in these areas, so we increased our positioning in the Far East (with the exception of Japan) and Latin American emerging markets.

     o Having a strong cyclical focus -- We are optimistic about global growth and have, for that reason, skewed the Fund toward cyclical stocks. Historically, cyclical stocks benefit from a growing global economy. We have a greater than index position in materials, health care and financials sectors.

     o Changed some country and regional allocations -- We added slightly to the Fund's position in Europe. Europe has some attractive opportunities, although its economic recovery has lagged the United States and Asia. We reduced our position in the United States and Japan. Both of these nations' economies continue to improve, but valuations are high, in our view.

Q:   Can you share some specific examples of these changes?

A: Among the very large capitalization stocks we sold was General Electric. We eliminated it from the Fund because we saw its stock as overvalued. Pfizer, the pharmaceutical giant, was another holding that we greatly reduced. We believe that the market has been underestimating the risk to Pfizer's earnings potential over the next few years.

     We have seen some positive trends in Asia. We are especially confident in Hong Kong. Property markets there are booming, and we have added several property companies to the Fund. The financial sector in Hong Kong is also doing extremely well.

     We are always watching for medium sized biotechnology and other promising medical companies. We added Actellion, a European company, which has a new cardiovascular drug that we are excited about.

     Our day-to-day portfolio management decisions are all based on the thorough research and involvement of our investment team.

--------------------------------------------------------------------------------
7   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   How does Threadneedle manage stock selection?

A: In Threadneedle's global portfolios, including this Fund, we select securities based on our proprietary research efforts and on-going discussions. We feel that this process helps ensure consistency across all global portfolios, and consistency is key to our overall investment process. At Threadneedle we rely on our colleagues' research to construct global portfolios. We have a Largest Companies list and a Preferred List that help guide stock selection. There is also a discretionary stock selection element, based on a portfolio manager's own opinion. Here is how the process works:

     Largest Companies List: We construct our global portfolios using a Largest Companies List, which gives specific recommended weights for the largest 60 stocks in the index. A member of the Threadneedle team is responsible for following an assigned stock and making a recommendation to the rest of the team as to what our position should be. Then the team makes the decision, based on the research and other information available.

     Preferred List: Our Preferred List is a list of stocks that represents the best ideas uncovered by Threadneedle's research efforts. These are stocks that our firm's research team believes should have a larger-than-index position in a diversified portfolio.

Q:   What is the goal of Threadneedle's overall investment process?

A: Our investment process strives for both consistent performance -- irrespective of market conditions -- and effective risk management. The dynamic strategy employed by Threadneedle capitalizes on all opportunities across all sectors. We also actively manage sector weightings to reflect the environment, assess the economic environment and ensure that we are taking an appropriate level of risk.

Q:   How are you positioning the Fund for the months ahead?

A: We significantly repositioned the Fund over the last two weeks of the reporting period, and we completed this process at the end of November 2003. We believe that the Fund is now poised to participate fully as the global economic recovery strengthens. Traditionally, strong rallies occur when the economy is recovering, and we believe the Fund, with its mid-cap focus and well-defined allocation strategy, is now positioned to more fully participate in future rallies.

--------------------------------------------------------------------------------
8   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Global Equity Fund Class A shares (from 11/1/93 to 10/31/03) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International All Country World Free Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP GLOBAL EQUITY FUND
AXP Global Equity Fund
  Class A                      $9,425  $10,566   $9,828 $11,254  $11,954  $13,986  $17,285  $18,105 $11,799   $9,861  $11,623
MSCI All Country
  World Free Index(1)         $10,000  $10,934  $11,800 $13,670  $15,867  $17,935  $22,601  $22,782 $17,052  $14,738  $18,460
Lipper Global Funds Index(2)  $10,000  $10,944  $11,397 $13,090  $15,437  $16,326  $20,227  $22,639 $17,278  $14,988  $18,383
                                 '93      '94      '95     '96      '97      '98      '99      '00     '01      '02      '03

(1) Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Oct. 31, 2003
1 year                                                               +11.08%
5 years                                                               -4.77%
10 years                                                              +1.51%

            Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Investments in Securities

World Growth Portfolio

Oct. 31, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (98.2%)(c)
Issuer                                                Shares            Value(a)

Australia (2.1%)

Media (1.1%)
News ADR                                             151,800          $5,411,670

Metals (1.0%)
BHP Billiton                                         621,035           5,164,481

Barbados (0.8%)
Energy equipment & services
Nabors Inds                                          105,799(b)        3,999,202

Bermuda (2.1%)

Insurance (1.0%)
RenaissanceRe Holdings                               112,100           5,042,258

Multi-industry conglomerates (1.1%)
Accenture Cl A                                       236,972(b)        5,545,145

Brazil (1.3%)

Metals (0.5%)
Companhia Vale do Rio Doce ADR                        63,520           2,566,208

Paper & packaging (0.8%)
Aracruz Celulose ADR                                 137,406           3,861,109

Canada (0.5%)

Chemicals
Potash                                                32,310           2,543,766

China (2.6%)

Financial services (0.7%)
Hong Kong Exchanges & Clearing                     1,822,000           3,965,103

Multi-industry (0.8%)
Swire Pacific Cl A                                   634,500           3,872,838

Real estate investment trust (1.0%)
Henderson Land Development                         1,261,000           5,293,612

Finland (0.5%)

Machinery
Kone Cl B                                             48,298           2,523,782

France (2.3%)

Computer software & services (0.8%)
Atos Origin                                           60,623(b)        4,045,221

Energy (1.0%)
Total                                                 32,879           5,110,260

Telecom equipment & services (0.5%)
Alcatel                                              200,447           2,644,773

Germany (4.8%)

Automotive & related (1.1%)
Porsche                                               11,037           5,421,149

Computer software & services (1.3%)
SAP                                                   18,088           2,631,567
T-Online Intl                                        335,000(b)        4,334,439
Total                                                                  6,966,006

Health care products (0.5%)
Altana                                                43,280           2,727,468

Insurance (1.1%)
Muenchener Rueckversicherungs-Gesellschaft            46,082           5,495,780

Textiles & apparel (0.8%)
Puma Rudolf Dassler Sport                             28,529           4,161,540

Hong Kong (1.0%)

Real estate (1.0%)
Sun Hung Kai Properties                              602,000           5,096,965

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Ireland (0.5%)

Banks and savings & loans
Anglo Irish Bank                                     224,508          $2,696,033

Italy (2.9%)

Banks and savings & loans (1.1%)
Banco Popolare di Verona e Novara                    349,352           5,401,419

Energy (0.8%)
Eni                                                  243,462           3,866,116

Retail -- general (1.0%)
Bulgari                                              605,686           5,477,976

Japan (7.4%)

Automotive & related (0.7%)
Toyota Motor                                         126,600           3,604,475

Cellular telecommunications (0.9%)
NTT DoCoMo                                             2,113           4,574,467

Chemicals (0.9%)
Shin-Etsu Chemical                                   124,900           4,646,755

Electronics (1.0%)
Seiko Epson                                          155,100           5,586,901

Financial services (1.0%)
Nomura Holdings                                      291,000           4,997,571

Industrial transportation (1.0%)
East Japan Railway                                     1,122           5,082,603

Multi-industry (1.9%)
Canon                                                133,000           6,436,167
Mitsubishi                                           369,000           3,829,799
Total                                                                 10,265,966

Malaysia (1.1%)

Leisure time & entertainment
Resorts World Berhad                               1,873,000           5,421,842

Mexico (2.3%)

Beverages & tobacco (0.5%)
Coca-Cola Femsa ADR                                  120,770(b)        2,439,554

Cellular telecommunications (1.0%)
America Movil ADR Series L                           226,941           5,401,196

Financial services (0.8%)
Grupo Financiero BBVA Bancomer Cl B                4,864,460(b)        4,111,245

Netherlands (1.0%)

Food (0.5%)
Koninklijke Numico                                   110,725(b)        2,498,413

Utilities -- telephone (0.5%)
Koninklijke (Royal)                                  341,479(b)        2,596,180

South Korea (1.7%)

Electronics
Samsung Electronics                                   22,360           8,879,763

Sweden (0.8%)

Machinery
Atlas Copco Cl A                                     117,852           4,139,478

Switzerland (4.0%)

Banks and savings & loans (1.8%)
Credit Suisse Group                                  113,188           3,988,090
UBS                                                   86,758           5,327,559
Total                                                                  9,315,649

Health care products (2.3%)
Actelion                                              70,369(b)        6,692,524
Nobel Biocare Holding                                 27,452           2,436,112
Synthes-Stratec                                        2,790           2,561,531
Total                                                                 11,690,167

Insurance (1.7%)
Swiss Life Holding                                    50,862(b)        8,627,133

Taiwan (1.0%)

Electronics
Taiwan Semiconductor Mfg                           2,583,320           5,094,406

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United Kingdom (7.5%)

Banks and savings & loans (0.8%)
Standard Chartered                                   245,791          $3,931,118

Cellular telecommunications (0.8%)
Vodafone Group                                     1,873,539           3,934,383

Computer software & services (0.5%)
lastminute.com                                       545,627(b)        2,745,296

Energy (0.7%)
BP                                                   547,227           3,798,040

Financial services (1.7%)
HSBC Holdings                                        550,456           8,266,746

Health care products (1.0%)
AstraZeneca                                          112,277           5,273,824

Metals (1.0%)
Rio Tinto                                            214,488           5,201,205

Retail -- grocery (1.0%)
Tesco                                                650,000           2,605,877
William Morrison Supermarkets                        712,503           2,708,341
Total                                                                  5,314,218

United States (48.2%)

Aerospace & defense (2.4%)
Boeing                                               174,275           6,707,845
United Technologies                                   65,000(b)        5,504,850
Total                                                                 12,212,695

Banks and savings & loans (5.0%)
Bank of America                                       47,783           3,618,607
North Fork Bancorporation                            207,571           8,091,117
U.S. Bancorp                                         203,856           5,548,960
Wachovia                                             125,000           5,733,750
Wells Fargo                                           47,276           2,662,584
Total                                                                 25,655,018

Beverages & tobacco (1.0%)
PepsiCo                                              108,635           5,194,926

Broker dealers (1.1%)
Morgan Stanley                                       100,000           5,487,000

Cable (1.1%)
Comcast Special Cl A                                 167,483(b)        5,463,295

Computer hardware (4.4%)
Apple Computer                                       228,637(b)        5,233,501
Cisco Systems                                        188,419(b)        3,953,031
Dell                                                 214,153(b)        7,735,206
EMC                                                  396,067(b)        5,481,567
Total                                                                 22,403,305

Computer software & services (2.9%)
Adobe Systems                                         61,253           2,685,332
BEA Systems                                          292,483(b)        4,065,514
Microsoft                                            314,519           8,224,672
Total                                                                 14,975,518

Electronics (3.2%)
Amphenol Cl A                                         66,597(b)        3,912,574
Intel                                                248,800           8,222,840
Lam Research                                         150,000(b)        4,311,000
Total                                                                 16,446,414

Energy (1.7%)
EOG Resources                                         93,599           3,944,262
Exxon Mobil                                          134,480           4,919,278
Total                                                                  8,863,540

Finance companies (1.7%)
Citigroup                                            188,360           8,928,264

Financial services (0.5%)
SLM                                                   66,373           2,599,167

Food (1.1%)
Wrigley (Wm) Jr                                      100,000           5,640,000

Health care products (7.3%)
Amgen                                                123,720(b)        7,640,947
Gilead Sciences                                       90,575(b)        4,943,584
Johnson & Johnson                                    154,834           7,792,794
Myogen                                               300,000(b)        4,800,000
St. Jude Medical                                     114,173(b)        6,640,302
Zimmer Holdings                                       90,000(b)        5,742,900
Total                                                                 37,560,527

Health care services (1.3%)
WellPoint Health Networks                             75,000(b)        6,667,500

Household products (2.5%)
Colgate-Palmolive                                     90,685           4,823,535
Procter & Gamble                                      81,120           7,973,285
Total                                                                 12,796,820

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United States (cont.)

Insurance (1.0%)
American Intl Group                                   85,126          $5,178,215

Leisure time & entertainment (1.0%)
Carnival                                             152,749           5,332,468

Machinery (1.3%)
Deere & Co                                           114,294           6,928,502

Media (0.9%)
Fox Entertainment Group Cl A                         175,037(b)        4,848,525

Multi-industry (2.2%)
3M                                                    70,213           5,537,699
ITT Inds                                              61,523           4,182,949
Weight Watchers Intl                                  37,194(b)        1,372,459
Total                                                                 11,093,107

Precious metals (1.3%)
Freeport McMoRan Cooper & Gold Cl B                  178,094           6,901,143

Retail -- general (1.8%)
Staples                                              154,161(b)        4,134,598
Wal-Mart Stores                                       88,381           5,210,060
Total                                                                  9,344,658

Utilities -- electric (0.8%)
Cinergy                                              108,266           3,931,138

Utilities -- natural gas (0.7%)
Kinder Morgan                                         70,599           3,780,576

Total common stocks
(Cost: $474,348,660)                                                $504,570,795

Preferred stock & other (0.6%)(c)
Issuer                                                Shares            Value(a)

Germany
Muenchener Rueckversicherung-
     Gesellschaft Rights                              46,082(b)         $380,885
ProSiebenSat.1 Media                                 185,168           2,852,166

Total preferred stock & other
(Cost: $2,705,832)                                                    $3,233,051

Short-term security (1.0%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
General Electric Capital
         11-03-03              1.04%              $5,200,000          $5,199,549

Total short-term security
(Cost: $5,199,700)                                                    $5,199,549

Total investments in securities
(Cost: $482,254,192)(d)                                             $513,003,395

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $482,660,547 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $36,200,032
     Unrealized depreciation                                         (5,857,184)
                                                                     ----------
     Net unrealized appreciation                                    $30,342,848
                                                                    -----------

--------------------------------------------------------------------------------
13 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Growth Portfolio

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $482,254,192)                                                                      $513,003,395
Foreign currency holdings (identified cost $8,535,824) (Note 1)                                           8,530,527
Dividends and accrued interest receivable                                                                 1,349,436
Receivable for investment securities sold                                                                 1,326,813
                                                                                                          ---------
Total assets                                                                                            524,210,171
                                                                                                        -----------

Liabilities
Disbursements in excess of cash on demand deposit                                                         5,807,277
Payable for investment securities purchased                                                               4,333,688
Accrued investment management services fee                                                                   11,103
Other accrued expenses                                                                                       49,799
                                                                                                             ------
Total liabilities                                                                                        10,201,867
                                                                                                         ----------
Net assets                                                                                             $514,008,304
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Statement of operations
World Growth Portfolio

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                              $  9,869,928
Interest                                                                                                     95,374
Fee income from securities lending (Note 3)                                                                  29,000
   Less foreign taxes withheld                                                                             (752,577)
                                                                                                           --------
Total income                                                                                              9,241,725
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        3,763,415
Compensation of board members                                                                                 9,191
Custodian fees                                                                                              101,239
Audit fees                                                                                                   27,000
Other                                                                                                        16,238
                                                                                                             ------
Total expenses                                                                                            3,917,083
                                                                                                          ---------
Investment income (loss) -- net                                                                           5,324,642
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (27,481,179)
   Foreign currency transactions                                                                            (86,386)
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (27,567,565)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   109,515,236
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                    81,947,671
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 87,272,313
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
World Growth Portfolio

Year ended Oct. 31,                                                                      2003                  2002
Operations
Investment income (loss) -- net                                                 $   5,324,642        $    5,803,520
Net realized gain (loss) on investments                                           (27,567,565)         (131,918,088)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             109,515,236             9,918,976
                                                                                  -----------             ---------
Net increase (decrease) in net assets resulting from operations                    87,272,313          (116,195,592)
                                                                                   ----------          ------------
Proceeds from contributions                                                         2,304,809            44,021,250
Fair value of withdrawals                                                        (163,329,472)         (375,713,758)
                                                                                 ------------          ------------
Net contributions (withdrawals) from partners                                    (161,024,663)         (331,692,508)
                                                                                 ------------          ------------
Total increase (decrease) in net assets                                           (73,752,350)         (447,888,100)
Net assets at beginning of year                                                   587,760,654         1,035,648,754
                                                                                  -----------         -------------
Net assets at end of year                                                       $ 514,008,304        $  587,760,654
                                                                                =============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

World Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of companies around the world, including companies located in developed and emerging countries. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct 31, 2003, foreign currency holdings consisted of multiple denominations.

--------------------------------------------------------------------------------
18 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Global Equity Fund (formerly AXP Global Growth Fund) to the Lipper Global Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $382,729 for the year ended Oct. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
19 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Portfolio are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $678,292,195 and $818,119,889, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $29,000 for the year ended Oct. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Ratio of expenses to average daily net assets(a)                   .74%         .72%         .62%         .73%         .78%
Ratio of net investment income (loss)
  to average daily net assets                                     1.01%         .67%         .95%         .27%         .61%
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(b)                                                  18.91%      (15.58%)     (34.42%)       4.95%       24.16%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
20 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Growth Portfolio (a series of World Trust) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended Oct. 31, 2003. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Growth Portfolio as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
21 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Equity Fund

Oct. 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $  513,950,900
Capital shares receivable                                                                                    13,744
                                                                                                             ------
Total assets                                                                                            513,964,644
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                       25,573
Accrued distribution fee                                                                                      6,424
Accrued service fee                                                                                              15
Accrued transfer agency fee                                                                                   4,714
Accrued administrative services fee                                                                             808
Other accrued expenses                                                                                       99,045
                                                                                                             ------
Total liabilities                                                                                           136,579
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $  513,828,065
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,127,493
Additional paid-in capital                                                                            1,155,698,652
Undistributed net investment income                                                                          97,478
Accumulated net realized gain (loss) (Note 5)                                                          (673,959,704)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    30,864,146
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $  513,828,065
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  365,819,585
                                                            Class B                                  $  141,588,339
                                                            Class C                                  $      976,538
                                                            Class Y                                  $    5,443,603
Net asset value per share of outstanding capital stock:     Class A shares         79,168,197        $         4.62
                                                            Class B shares         32,188,495        $         4.40
                                                            Class C shares            222,859        $         4.38
                                                            Class Y shares          1,169,771        $         4.65
                                                                                    ---------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Global Equity Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                              $  9,868,970
Interest                                                                                                     95,840
Fee income from securities lending                                                                           28,996
   Less foreign taxes withheld                                                                             (752,504)
                                                                                                           --------
Total income                                                                                              9,241,302
                                                                                                          ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         3,916,705
Distribution fee
   Class A                                                                                                  921,298
   Class B                                                                                                1,518,123
   Class C                                                                                                    9,258
Transfer agency fee                                                                                       1,816,134
Incremental transfer agency fee
   Class A                                                                                                  139,134
   Class B                                                                                                  101,824
   Class C                                                                                                      740
Service fee -- Class Y                                                                                        6,215
Administrative services fees and expenses                                                                   304,662
Compensation of board members                                                                                 7,891
Printing and postage                                                                                        255,275
Registration fees                                                                                            47,225
Audit fees                                                                                                    9,000
Other                                                                                                        10,793
                                                                                                             ------
Total expenses                                                                                            9,064,277
   Earnings credits on cash balances (Note 2)                                                                (6,954)
                                                                                                             ------
Total net expenses                                                                                        9,057,323
                                                                                                          ---------
Investment income (loss) -- net                                                                             183,979
                                                                                                            -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (27,480,700)
   Foreign currency transactions                                                                            (86,501)
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (27,567,201)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   109,506,308
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                    81,939,107
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 82,123,086
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Global Equity Fund

Year ended Oct. 31,                                                                      2003                  2002
Operations
Investment income (loss) -- net                                                 $     183,979        $   (1,935,522)
Net realized gain (loss) on investments                                           (27,567,201)         (131,909,877)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             109,506,308             9,920,003
                                                                                  -----------             ---------
Net increase (decrease) in net assets resulting from operations                    82,123,086          (123,925,396)
                                                                                   ----------          ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         35,389,682           153,444,115
   Class B shares                                                                   6,481,182            14,910,622
   Class C shares                                                                     483,450               413,384
   Class Y shares                                                                   1,478,386             2,888,855
Payments for redemptions
   Class A shares                                                                (134,289,060)         (377,354,000)
   Class B shares (Note 2)                                                        (60,198,322)         (112,290,601)
   Class C shares (Note 2)                                                           (553,226)             (484,202)
   Class Y shares                                                                  (4,612,498)           (5,560,351)
                                                                                   ----------            ----------
Increase (decrease) in net assets from capital share transactions                (155,820,406)         (324,032,178)
                                                                                 ------------          ------------
Total increase (decrease) in net assets                                           (73,697,320)         (447,957,574)
Net assets at beginning of year                                                   587,525,385         1,035,482,959
                                                                                  -----------         -------------
Net assets at end of year                                                       $ 513,828,065        $  587,525,385
                                                                                =============        ==============
Undistributed net investment income                                             $      97,478        $           --
                                                                                -------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Global Equity Fund (formerly AXP Global Growth Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Growth Portfolio

The Fund invests all of its assets in World Growth Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies around the world that are positioned to meet market needs in a changing world economy.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
25 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $86,501 and accumulated net realized loss has been decreased by $86,501.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2003                  2002

Class A
Distributions paid from:
     Ordinary income                              $--                   $--
     Long-term capital gain                        --                    --

Class B
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class C
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class Y
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $      97,478
Accumulated long-term gain (loss)                             $(673,553,387)
Unrealized appreciation (depreciation)                        $  30,457,829

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
26 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
27 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $315,749 for Class A, $121,320 for Class B and $85 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's transfer agency fees were reduced by $6,954 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                        8,499,668         1,658,622          121,148           359,435
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (33,041,539)      (15,356,093)        (137,322)       (1,146,272)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                   (24,541,871)      (13,697,471)         (16,174)         (786,837)
                                          -----------       -----------          -------          --------

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       33,048,514         3,279,173           90,882           631,685
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (81,570,654)      (25,562,545)        (113,161)       (1,189,052)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                   (48,522,140)      (22,283,372)         (22,279)         (557,367)
                                          -----------       -----------          -------          --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $673,553,387 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.92        $4.69       $ 8.74       $ 9.18        $7.80
Income from investment operations:
Net investment income (loss)                                        .01           --          .02         (.02)         .02
Net gains (losses) (both realized and unrealized)                   .69         (.77)       (2.71)         .58         1.78
Total from investment operations                                    .70         (.77)       (2.69)         .56         1.80
Less distributions:
Dividends from and in excess of net investment income                --           --         (.02)        (.04)        (.05)
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Total distributions                                                  --           --        (1.36)       (1.00)        (.42)
Net asset value, end of period                                    $4.62        $3.92       $ 4.69       $ 8.74        $9.18

Ratios/supplemental data
Net assets, end of period (in millions)                            $366         $406         $714       $1,356       $1,260
Ratio of expenses to average daily net assets(c)                  1.50%        1.39%        1.18%        1.22%        1.25%
Ratio of net investment income (loss)
  to average daily net assets                                      .26%         .01%         .39%        (.21%)        .14%
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  17.86%      (16.42%)     (34.83%)       4.74%       23.59%

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.76        $4.53       $ 8.53        $9.01        $7.68
Income from investment operations:
Net investment income (loss)                                       (.03)        (.04)        (.02)        (.08)        (.05)
Net gains (losses) (both realized and unrealized)                   .67         (.73)       (2.64)         .56         1.75
Total from investment operations                                    .64         (.77)       (2.66)         .48         1.70
Less distributions:
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Net asset value, end of period                                    $4.40        $3.76       $ 4.53        $8.53        $9.01

Ratios/supplemental data
Net assets, end of period (in millions)                            $142         $173         $309         $575         $464
Ratio of expenses to average daily net assets(c)                  2.27%        2.16%        1.95%        1.98%        2.02%
Ratio of net investment income (loss)
  to average daily net assets                                     (.52%)       (.77%)       (.38%)       (.95%)       (.62%)
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  17.02%      (17.00%)     (35.38%)       3.89%       22.66%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000(b)
Net asset value, beginning of period                              $3.75        $4.52       $ 8.54       $ 9.57
Income from investment operations:
Net investment income (loss)                                       (.03)        (.04)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.73)       (2.64)       (1.02)
Total from investment operations                                    .63         (.77)       (2.66)       (1.03)
Less distributions:
Dividends from and in excess of net investment income                --           --         (.02)          --
Distributions from realized gains                                    --           --        (1.34)          --
Total distributions                                                  --           --        (1.36)          --
Net asset value, end of period                                    $4.38        $3.75       $ 4.52       $ 8.54

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1           $1           $1
Ratio of expenses to average daily net assets(c)                  2.29%        2.19%        1.95%        1.98%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     (.52%)       (.78%)       (.42%)      (1.15%)(d)
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%
Total return(e)                                                  16.80%      (17.04%)     (35.37%)     (10.76%)(f)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.94        $4.70       $ 8.76       $ 9.20        $7.81
Income from investment operations:
Net investment income (loss)                                        .02          .01          .04         (.01)         .03
Net gains (losses) (both realized and unrealized)                   .69         (.77)       (2.73)         .58         1.78
Total from investment operations                                    .71         (.76)       (2.69)         .57         1.81
Less distributions:
Dividends from and in excess of net investment income                --           --         (.03)        (.05)        (.05)
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Total distributions                                                  --           --        (1.37)       (1.01)        (.42)
Net asset value, end of period                                    $4.65        $3.94       $ 4.70       $ 8.76        $9.20

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $8          $12          $20          $26
Ratio of expenses to average daily net assets(c)                  1.30%        1.21%        1.01%        1.05%        1.13%
Ratio of net investment income (loss)
  to average daily net assets                                      .43%         .18%         .55%        (.06%)        .24%
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  18.02%      (16.17%)     (34.78%)       4.86%       23.86%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
31 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Equity Fund (formerly AXP Global Growth Fund) (a series of AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Equity Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
32   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
33   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP GLOBAL EQUITY FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Global Technology
               Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP Global Technology Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                       (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      8

Investments in Securities                                             9

Financial Statements (Portfolio)                                     12

Notes to Financial Statements (Portfolio)                            15

Independent Auditors' Report (Portfolio)                             19

Financial Statements (Fund)                                          20

Notes to Financial Statements (Fund)                                 23

Independent Auditors' Report (Fund)                                  30

Board Members and Officers                                           31

Proxy Voting                                                         33

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

Fund Snapshot
        AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                                       Telis Bertsekas
Since                                                              6/02
Years in industry                                                     7

Portfolio manager                                           Nina Hughes
Since                                                              6/02
Years in industry                                                     5

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 11/13/96     B: 11/13/96     C: 6/26/00      Y: 11/13/96

Ticker symbols
A: AXIAX        B: INVBX        C: AXICX        Y: --

Total net assets                                         $214.0 million

Number of holdings                                                   68

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                    X        LARGE
                    X        MEDIUM  SIZE
                    X        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Electronics 29.1%
Computer software & services 27.3%
Computer hardware 17.1%
Telecom equipment & services 8.6%
Cable 4.6%
Short-term securities 4.2%
Multi-industry 2.8%
Leisure time & entertainment 2.5%
Cellular telecommunications 1.3%
Engineering & construction 1.3%
Other* 1.2%

* Includes Financial services, Lodging & gaming and Media.

TOP TEN HOLDINGS

Percentage of portfolio assets

Hewlett-Packard (Computer hardware)                                 6.6%
Microsoft (Computer software & services)                            4.7
Nokia ADR (Telecom equipment & services)                            4.7
Cisco Systems (Computer hardware)                                   3.7
Trimble Navigation (Electronics)                                    3.6
Oracle (Computer software & services)                               3.3
NTL (Cable)                                                         3.2
Intel (Electronics)                                                 3.0
Dell (Computer hardware)                                            2.9
Ascential Software (Computer software & services)                   2.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market currency, economic, political and other factors. This Fund is subject to greater volatility than a more broadly invested fund because it is invested in a specific sector. Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic priced movements than stocks of larger companies.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Telis Bertsekas and Nina Hughes, portfolio managers of AXP Global Technology Fund, discuss the Fund's results and positioning for fiscal year 2003.

Q: How did AXP Global Technology Fund perform for the 12-month period ended Oct. 31, 2003?

A: AXP Global Technology Fund's Class A shares gained 66.99% (excluding sales charge) for the 12 months ended Oct. 31, 2003. This substantially outpaced the Fund's benchmarks, the unmanaged Pacific Stock Exchange Technology Index (PSE/PCX Technology Index), which increased 47.81%, and the Goldman Sachs Technology Index Composite Index (GSTI Composite Index), which rose 49.54%. The Fund also outperformed the Lipper Science and Technology Funds Index, representing the Fund's peer group, which rose 49.41% over the same period.

Q: What factors most significantly affected performance during the fiscal year?

A: The technology sector produced strong absolute performance during the past 12 months due, we believe, to several factors. These include a stabilizing economy, historically low interest rates, a quick toppling of Saddam Hussein in Iraq, a long-awaited re-activation in business investment, and recovering revenue and earnings momentum for many companies in the sector. The declining U.S. dollar was particularly beneficial to U.S. companies with overseas sales in Europe and, to a lesser degree, in Japan, thanks to the translation effects of the respective currencies.

     We attribute the Fund's strong relative results to a combination of effective stock selection and industry allocation. The Fund also benefited from its multi-cap approach during a period when mid-cap and small-cap stocks generally outperformed large-cap stocks within the technology sector. In fact, the Fund had strong performers among stocks of all sizes.

     One of the Fund's best performers for the fiscal year was MicroStrategy, a small-cap stock whose share price rose most

(bar chart)

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2003
75%  (bar 1)
     +66.99%
60%                        (bar 2)          (bar 3)         (bar 4)
                           +47.81%          +49.41%         +49.54%
45%

30%

15%

0%

(bar 1) AXP Global Technology Fund Class A (excluding sales charge) (bar 2) PSE/PCX Technology Index (unmanaged)
(bar 3) Lipper Science and Technology Funds Index
(bar 4) GSTI Composite Index (unmanaged)

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We attribute the Fund's strong relative results to a combination of effective stock selection and industry allocation.(end callout quote)

dramatically in the first six months of the period. MicroStrategy provides business intelligence software and related services. Another small-cap stock that performed similarly well was Ariba, which provides intranet- and Internet-based business to business electronic commerce solutions. LTX is a small-cap stock that benefited during the fiscal period in general and during the third calendar quarter in particular from the rally in the semiconductor and semiconductor capital equipment industry. LTX manufactures semiconductor testing

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                             Class A                 Class B                      Class C                    Class Y
(Inception dates)          (11/13/96)              (11/13/96)                    (6/26/00)                 (11/13/96)
                        NAV(1)     POP(2)      NAV(1)    After CDSC(3)    NAV(1)      After CDSC(4)     NAV(5)      POP(5)
1 year                 +66.99%    +57.37%     +66.30%      +62.30%       +66.30%        +66.30%        +66.99%     +66.99%
5 years                 +2.56%     +1.35%      +1.84%       +1.79%          N/A            N/A          +2.56%      +2.56%
Since inception         +2.99%     +2.12%      +2.26%       +2.26%       -30.00%        -30.00%         +2.99%      +2.99%

as of Sept. 30, 2003
1 year                 +86.75%    +75.94%     +86.49%      +82.49%       +86.49%        +86.49%        +86.75%     +86.75%
5 years                 +1.70%     +0.50%      +0.99%       +0.94%          N/A            N/A          +1.70%      +1.70%
Since inception         +1.48%     +0.61%      +0.76%       +0.76%       -32.81%        -32.81%         +1.48%      +1.48%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares to a single investor. One factor impacting the Fund's 1999 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of the high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level of performance.

--------------------------------------------------------------------------------
5 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

Questions & Answers

     equipment. In the mid-cap arena, Omnivision Technologies and Maxtor were strong performers for the Fund during the annual period. Omnivision provides integrated single chip semiconductor imaging devices. Maxtor makes hard drives for personal computers as well as for other devices such as iPod and TIVO.

     Holdings in several large-cap stocks boosted the Fund's performance during the fiscal year as well. These included Finnish-based phone handset manufacturer Nokia, personal computer giant Dell, and semiconductor companies Intel, Taiwan Semiconductor and Analog Devices.

     Of course, not all of the Fund's holdings performed well. Detracting from the Fund's performance during the fiscal year were computer services company Automatic Data Processing, consumer electronics chain Circuit City, software behemoth Microsoft and computer hardware leader Hewlett-Packard. We maintained the Fund's positions in the latter two companies, as the prospects for these industry leaders remain positive.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: From September to mid-October 2002, we had positioned the portfolio more heavily toward higher growth stocks that had been knocked to fairly low valuations relative to their earnings potential. This strategy proved prudent, as these stocks rallied most dramatically in the last months of 2002. An emphasis on the software industry also boosted Fund returns at that time. As the new year began, we moved from an environment where technology companies had relatively strong fourth calendar quarter earnings to one where the earnings outlook became muddy. By February, investors realized that it would be a challenge for technology companies to meet analysts' earnings expectations. To help protect capital, we moved to a somewhat more conservative posture and further diversified the Fund, increasing the number of stocks in the portfolio.

     During the second calendar quarter, the Fund moved back to a more aggressive stance, successfully taking advantage of an environment in which investors embraced what are considered the more high risk sectors of the equity market, including technology. Then, early in the third quarter, we returned to a somewhat more moderate approach, especially in July. We emphasized companies whose growth was not dependent on a cyclical boost in the U.S. economy. We also realized gains on stocks that either appeared to go too far too fast or that had already advanced significantly, and, in our view, would likely not maintain their attractive risk/reward profile after such a rise. However, the technology sector continued to advance rapidly, as the ripple effects of the SARS disease in Asia being brought under control continued to be seen in the form of better than usual seasonal demand for and shipment of

--------------------------------------------------------------------------------
6 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

Questions & Answers

     technology products. By the end of the quarter, we had shifted back to a somewhat more aggressive stance and maintained this approach through the end of the fiscal year. This posture enabled the Fund to take advantage of the positive outlook for the technology sector. Throughout the second half of the fiscal year, we also increased the Fund's allocation to the wireless telecommunications and personal computer industries. While this repositioning contributed to a high portfolio turnover rate (more than 500% for the fiscal year), it also helped Fund performance relative to its peer group.

     At the end of the fiscal year, the Fund held greater than benchmark positions in computer hardware and computer software, less than benchmark positions in networking and semiconductors, and held only a few computer services companies. Given the latter sub-sector's unattractive relative growth rates, lack of compelling valuations, and, ultimately, its poor performance, this proved a prudent strategy. We continue to believe that the flexibility to move between the technology sub-sectors and avoid others completely if conditions warrant is a competitive advantage over some of our more targeted peers.

Q:   How do you intend to manage the Fund in the coming months?

A: We are optimistic for the technology sector looking ahead. We think the worst of the dramatic volatility that we have seen over the past several years is over. Also, the fourth calendar quarter is historically a good one for technology stocks, as pressure to meet sales quotas tends to rise at year-end as does information technology demand toward the close of many businesses' fiscal years. Corporate and individual demand is anticipated to increase for notebook computers, as pricing on these products comes down and the trend for work-at-home employees grows. There are also several new exciting products on the horizon in the areas of wireless communications, semiconductor chips and flat panel computer monitors and television screens. Corporate earnings estimates are generally positive. Improved information technology spending is anticipated, as the economic recovery stabilizes.

     We temper this bullish view with the realization that technology sector share prices have already moved sharply higher during the last 12 months. Thus, we intend to gradually shift away from the portfolio's aggressive stance. We expect to pare back on select names that have experienced significant gains over the past several months and to expand our focus on well-established large-cap industry leaders over small-cap and mid-cap companies. We remain focused on seeking those individual technology companies with the best fundamental prospects at the most reasonable prices, as we continue to find select opportunities to add value to the portfolio.

--------------------------------------------------------------------------------
7 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Global Technology Fund Class A shares (from 12/1/96 to 10/31/03) as compared to the performance of three widely cited performance indices, the Goldman Sachs Techology Index Composite Index (GSTI Composite Index), The Lipper Science and Technology Funds Index and Pacific Stock Exchange Technology Index (PSE/PCX Technology Index). Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from PSE/PCX Technology Index to the GSTI Composite Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the GSTI Composite Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP GLOBAL TECHNOLOGY FUND
AXP Global Technology Fund Class A               $9,425   $9,932  $10,198  $21,245 $35,390  $10,766   $6,931  $11,574
GSTI Composite Index(1) (unmanaged)             $10,000  $12,358  $15,565  $27,861 $33,687  $14,752  $10,092  $15,091
Lipper Science and Technology Funds Index(2)    $10,000  $11,218  $12,057  $23,440 $31,637  $13,177   $8,829  $13,191
PSE/PCX Technology Index(3)                     $10,000  $12,155  $14,348  $26,782 $39,152  $24,133  $18,134  $26,803

                                                12/1/96    10/97    10/98    10/99   10/00    10/01    10/02    10/03

(1) GSTI Composite Index, an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector.

(2) The Lipper Science and Technology Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) PSE/PCX Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Oct. 31, 2003

1 year                                                              +57.37%
5 years                                                              +1.35%
Since inception (11/13/96)                                           +2.12%

            Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

Investments in Securities

World Technologies Portfolio

Oct. 31, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (94.7%)
Issuer                                         Shares         Value(a)

Cable (4.5%)
Comcast Special Cl A                           90,000(b)     $2,935,800
NTL                                           110,000(b)      6,790,300
Total                                                         9,726,100

Cellular telecommunications (1.3%)
NII Holdings Cl B                              35,000(b)      2,698,150

Computer hardware (17.0%)
Cisco Systems                                 372,600(b)      7,817,148
Dell                                          172,000(b)      6,212,640
EMC                                           164,000(b)      2,269,760
Hewlett-Packard                               630,000        14,055,300
NVIDIA                                        210,000(b)      3,712,800
SimpleTech                                    285,000(b)      2,237,250
Total                                                        36,304,898

Computer software & services (26.9%)
Affiliated Computer Services Cl A              53,000(b)      2,593,290
Art Technology Group                        1,050,000(b)      2,005,500
Ascential Software                            258,000(b)      5,725,020
Aspen Technology                              258,750(b)      2,070,000
Dot Hill Systems                              202,000(b)      2,708,820
Fiserv                                         64,000(b)      2,260,480
Internap Network Services                   1,329,975(b)      1,476,272
Interwoven                                    983,000(b)      3,725,570
M-Systems Flash Disk Pioneers                 100,000(b,c)    1,980,000
MAXIMUS                                       120,000(b)      4,189,200
Microsoft                                     384,000        10,041,600
MRO Software                                  113,200(b)      1,431,980
OPNET Technologies                            100,000(b)      1,404,000
Oracle                                        585,000(b)      6,996,600
PeopleSoft                                    100,000(b)      2,076,000
Synopsys                                       40,000(b)      1,268,800
TALX                                           31,100           673,626
UBI Soft Entertainment                         70,000(b,c)    2,263,039
Vignette                                    1,140,000(b)      2,861,400
Total                                                        57,751,197

Electronics (28.8%)
Analog Devices                                125,000(b)      5,541,250
ASML Holding                                  180,000(b,c)    3,159,000
Atmel                                         213,000(b)      1,201,320
DSP Group                                      50,000(b)      1,194,000
FormFactor                                     51,500(b)      1,283,895
Intel                                         195,000         6,444,750
Jabil Circuit                                  75,000(b)      2,088,750
KLA-Tencor                                     78,000(b)      4,471,740
LG Electronics                                 38,000(c)      1,968,230
MEMC Electronic Materials                     368,000(b)      4,121,600
Photon Dynamics                                60,000(b)      2,269,200
Samsung Electronics                             7,400(c)      2,938,741
Silicon Laboratories                           49,000(b)      2,645,020
Solectron                                     745,000(b)      4,127,300
STMicroelectronics                            120,000(c)      3,196,800
Trimble Navigation                            278,000(b)      7,686,700
United Microelectronics ADR                   700,000(c)      3,675,000
Vishay Intertechnology                        205,000(b)      3,843,750
Total                                                        61,857,046

Engineering & construction (1.3%)
Quanta Services                               345,000(b)      2,822,100

Leisure time & entertainment (2.5%)
Imax                                          580,000(b,c)    5,248,420

Lodging & gaming (0.5%)
Scientific Games Cl A                          80,000(b)      1,064,000

Media (0.5%)
iVillage                                      350,000(b)      1,025,500

Multi-industry (2.8%)
Accenture Cl A                                 96,250(b,c)    2,252,250
Sony ADR                                       43,000(c)      1,513,600
Zebra Technologies Cl A                        37,500(b)      2,135,625
Total                                                         5,901,475

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares         Value(a)

Telecom equipment & services (8.5%)
Corning                                       253,000(b)     $2,777,940
Nokia ADR                                     587,000(c)      9,973,130
Westell Technologies Cl A                     663,000(b)      5,522,790
Total                                                        18,273,860

Total common stocks
(Cost: $184,347,250)                                       $202,672,746

Preferred stocks & other (0.3%)(b,f)
Issuer                                         Shares         Value(a)

Bluestream Ventures LP                      1,500,000(e)       $553,938
Marketsoft
  Cv                                          225,410           112,705
Paxonet Communications
  Series C                                    106,383(d)             --
Portera
  Series G                                    425,374(d)             --
Sun Hill Software                              25,751             1,288

Total preferred stocks & other
(Cost: $4,555,118)                                             $667,931

Short-term securities (4.2%)
Issuer                Annualized               Amount         Value(a)
                     yield on date           payable at
                      of purchase             maturity

U.S. government agencies (3.3%)
Federal Home Loan Mtge Corp Disc Nt
  12-04-03               1.06%               $600,000          $599,435
Federal Natl Mtge Assn Disc Nts
  12-17-03               1.05                 300,000           299,617
  01-07-04               1.05                 900,000           898,326
  01-28-04               1.07               2,400,000         2,394,094
  01-28-04               1.08               2,700,000         2,692,790
Total                                                         6,884,262

Commercial paper (0.9%)
BASF
  11-24-03               1.06               1,300,000(g)      1,299,073
Fairway Finance
  11-10-03               1.07                 700,000(g)        699,790
Total                                                         1,998,863

Total short-term securities
(Cost: $8,882,783)                                           $8,883,125

Total investments in securities
(Cost: $197,785,151)(h)                                    $212,223,802

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Oct. 31, 2003, the value of foreign securities represented 17.8% of net assets.

(d)  Negligible market value.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Oct. 31, 2003, the amount of capital committed to the LLC or LP for future investment was $1,000,000.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2003, is as follows:

     Security                                    Acquisition             Cost
                                                    dates
     Bluestream Ventures LP                06-28-00 thru 09-23-03    $1,430,113
     Marketsoft
       Cv                                         12-11-00            1,100,001
     Paxonet Communications
       Series C                            04-04-01 thru 04-23-01       300,000
     Portera
       Series G                                   11-10-00            1,425,003
     Sun Hill Software (formerly Vcommerce)       07-21-00              300,001

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(h) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $198,140,516 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $19,186,194
     Unrealized depreciation                                         (5,102,908)
                                                                     ----------
     Net unrealized appreciation                                    $14,083,286
                                                                    -----------


--------------------------------------------------------------------------------
11   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Technologies Portfolio

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $197,785,151)                                   $212,223,802
Cash in bank on demand deposit                                             9,313
Dividends and accrued interest receivable                                 55,466
Receivable for investment securities sold                             14,593,881
                                                                      ----------
Total assets                                                         226,882,462
                                                                     -----------
Liabilities
Payable for investment securities purchased                            8,120,109
Payable upon return of securities loaned (Note 4)                      4,750,000
Accrued investment management services fee                                 4,236
Other accrued expenses                                                    35,915
                                                                          ------
Total liabilities                                                     12,910,260
                                                                      ----------
Net assets                                                          $213,972,202
                                                                    ============
* Including securities on loan, at value (Note 4)                   $  4,714,700
                                                                    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Statement of operations
World Technologies Portfolio

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                $   391,982
Interest                                                                     323,082
Fee income from securities lending (Note 4)                                   42,823
   Less foreign taxes withheld                                               (27,516)
                                                                             -------
Total income                                                                 730,371
                                                                             -------
Expenses (Note 2):
Investment management services fee                                         1,185,180
Compensation of board members                                                  7,891
Custodian fees                                                                72,143
Audit fees                                                                    21,000
Other                                                                         15,425
                                                                              ------
Total expenses                                                             1,301,639
   Earnings credits on cash balances (Note 2)                                   (250)
                                                                                ----
Total net expenses                                                         1,301,389
                                                                           ---------
Investment income (loss) -- net                                             (571,018)
                                                                            --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                         64,902,476
   Foreign currency transactions                                              (8,704)
                                                                              ------
Net realized gain (loss) on investments                                   64,893,772
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     18,832,116
                                                                          ----------
Net gain (loss) on investments and foreign currencies                     83,725,888
                                                                          ----------
Net increase (decrease) in net assets resulting from operations          $83,154,870
                                                                         ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
World Technologies Portfolio

Year ended Oct. 31,                                                              2003              2002
Operations
Investment income (loss) -- net                                             $   (571,018)     $   (960,315)
Net realized gain (loss) on investments                                       64,893,772       (86,891,957)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         18,832,116        15,298,490
                                                                              ----------        ----------
Net increase (decrease) in net assets resulting from operations               83,154,870       (72,553,782)
                                                                              ----------       -----------
Proceeds from contributions                                                   22,782,493        12,839,018
Fair value of withdrawals                                                    (12,875,419)      (37,231,532)
                                                                             -----------       -----------
Net contributions (withdrawals) from partners                                  9,907,074       (24,392,514)
                                                                               ---------       -----------
Total increase (decrease) in net assets                                       93,061,944       (96,946,296)
Net assets at beginning of year                                              120,910,258       217,856,554
                                                                             -----------       -----------
Net assets at end of year                                                   $213,972,202      $120,910,258
                                                                            ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

World Technologies Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests in equity securities of companies in the information technology industry throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. American Express Financial Corporation
(AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Oct. 31, 2003, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2003 was $667,931 representing 0.31% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Oct. 31, 2003, the Portfolio has entered into outstanding future capital commitments for limited partnership interests of $1,000,000.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.72% to 0.595% annually. On Nov. 13, 2002, shareholders approved the addition of the performance incentive adjustment that may adjust the management fee upward or downward based upon a comparison of the performance of Class A shares of the AXP Global Technology Fund to the Lipper Science and Technology Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment was made on June 1, 2003 and covered the six-month period beginning Dec. 1, 2002. The adjustment increased the fee by $67,468 for the year ended Oct. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

During the year ended Oct. 31, 2003, the Portfolio's custodian fees were reduced by $250 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express
Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $800,351,844 and $794,939,151, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $495,249 for the year ended Oct. 31, 2003.

4. LENDING OF PORTFOLIO SECURITIES

As of Oct. 31, 2003, securities valued at $4,714,700 were on loan to brokers. For collateral, the Portfolio received $4,750,000 in cash. Income from securities lending amounted to $42,823 for the year ended Oct. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                             2003       2002     2001     2000     1999
Ratio of expenses to average daily net assets(a)                         .84%       .77%     .75%     .74%    1.14%
Ratio of net investment income (loss) to average daily net assets       (.37%)     (.51%)   (.11%)    .10%    (.98%)
Portfolio turnover rate (excluding short-term securities)                546%       391%     233%     116%     113%
Total return(b)                                                        68.97%    (34.78%) (69.21%)  66.70%  109.53%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
18   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Technologies Portfolio (a series of World Trust) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of World Technologies Portfolio as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
19   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Technology Fund

Oct. 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $ 213,943,279
Capital shares receivable                                                                                  123,191
                                                                                                           -------
Total assets                                                                                           214,066,470
                                                                                                       -----------
Liabilities
Capital shares payable                                                                                      21,930
Accrued distribution fee                                                                                     2,876
Accrued service fee                                                                                              1
Accrued transfer agency fee                                                                                  3,107
Accrued administrative services fee                                                                            353
Other accrued expenses                                                                                      41,062
                                                                                                            ------
Total liabilities                                                                                           69,329
                                                                                                            ------
Net assets applicable to outstanding capital stock                                                   $ 213,997,141
                                                                                                     =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $   1,292,669
Additional paid-in capital                                                                             624,584,419
Undistributed net investment income                                                                        148,698
Accumulated net realized gain (loss) (Note 5)                                                         (426,465,386)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   14,436,741
                                                                                                        ----------
Total -- representing net assets applicable to outstanding capital stock                             $ 213,997,141
                                                                                                     =============
Net assets applicable to outstanding shares:               Class A                                   $ 145,381,527
                                                           Class B                                   $  64,386,508
                                                           Class C                                   $   3,999,864
                                                           Class Y                                   $     229,242
Net asset value per share of outstanding capital stock:    Class A shares       84,335,891           $        1.72
                                                           Class B shares       42,182,314           $        1.53
                                                           Class C shares        2,615,766           $        1.53
                                                           Class Y shares          132,926           $        1.72
                                                                                   -------           -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Global Technology Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                         $   391,927
Interest                                                                              323,035
Fee income from securities lending                                                     42,817
   Less foreign taxes withheld                                                        (27,512)
                                                                                      -------
Total income                                                                          730,267
                                                                                      -------
Expenses (Note 2):
Expenses allocated from Portfolio                                                   1,301,206
Distribution fee
   Class A                                                                            261,243
   Class B                                                                            477,623
   Class C                                                                             26,874
Transfer agency fee                                                                   999,213
Incremental transfer agency fee
   Class A                                                                             74,212
   Class B                                                                             58,920
   Class C                                                                              2,856
Service fee -- Class Y                                                                    114
Administrative services fees and expenses                                              93,713
Compensation of board members                                                           7,125
Printing and postage                                                                   42,448
Registration fees                                                                      55,623
Audit fees                                                                              7,000
Other                                                                                   8,673
                                                                                        -----
Total expenses                                                                      3,416,843
   Earnings credits on cash balances (Note 2)                                          (1,281)
                                                                                       ------
Total net expenses                                                                  3,415,562
                                                                                    ---------
Investment income (loss) -- net                                                    (2,685,295)
                                                                                   ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                           64,893,085
   Foreign currency transactions                                                       (8,703)
                                                                                       ------
Net realized gain (loss) on investments                                            64,884,382
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              18,829,617
                                                                                   ----------
Net gain (loss) on investments and foreign currencies                              83,713,999
                                                                                   ----------
Net increase (decrease) in net assets resulting from operations                   $81,028,704
                                                                                  ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Global Technology Fund

Year ended Oct. 31,                                                              2003             2002
Operations
Investment income (loss) -- net                                             $ (2,685,295)     $ (3,613,346)
Net realized gain (loss) on investments                                       64,884,382       (86,881,115)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         18,829,617        15,296,644
                                                                              ----------        ----------
Net increase (decrease) in net assets resulting from operations               81,028,704       (75,197,817)
                                                                              ----------       -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                    40,338,279        37,783,172
   Class B shares                                                             11,875,873        14,424,364
   Class C shares                                                              1,324,959         1,493,914
   Class Y shares                                                                138,070            76,038
Payments for redemptions
   Class A shares                                                            (30,612,393)      (54,052,105)
   Class B shares (Note 2)                                                   (10,091,766)      (19,608,355)
   Class C shares (Note 2)                                                      (704,810)       (1,832,580)
   Class Y shares                                                                (29,506)          (46,571)
                                                                                 -------           -------
Increase (decrease) in net assets from capital share transactions             12,238,706       (21,762,123)
                                                                              ----------       -----------
Total increase (decrease) in net assets                                       93,267,410       (96,959,940)
Net assets at beginning of year                                              120,729,731       217,689,671
                                                                             -----------       -----------
Net assets at end of year                                                   $213,997,141      $120,729,731
                                                                            ============      ============
Undistributed net investment income                                         $    148,698      $     86,706
                                                                            ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Global Technology Fund
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Global Technology Fund (a series of AXP Global Series, Inc.)
is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Technologies Portfolio

The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests in equity securities of companies in the information technology industry throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,747,287 and accumulated net realized loss has been decreased by $8,703 resulting in a net reclassification adjustment to decrease paid-in capital by $2,755,990.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2003            2002

Class A
Distributions paid from:
      Ordinary income                             $--             $--
      Long-term capital gain                       --              --
Class B
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --
Class C
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --
Class Y
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $          --
Accumulated long-term gain (loss)                       $(425,961,372)
Unrealized appreciation (depreciation)                  $  14,081,425

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
25   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $470,632 for Class A, $72,179 for Class B and $549 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's transfer agency fees were reduced by $1,281 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Oct. 31, 2003
                                            Class A      Class B      Class C    Class Y
Sold                                     29,664,616    9,892,297    1,093,757     97,979
Issued for reinvested distributions              --           --           --         --
Redeemed                                (23,738,698)  (8,875,386)    (608,977)   (21,555)
                                        -----------   ----------     --------    -------
Net increase (decrease)                   5,925,918    1,016,911      484,780     76,424
                                          ---------    ---------      -------     ------

                                                      Year ended Oct. 31, 2002
                                            Class A      Class B      Class C    Class Y
Sold                                     24,601,849   10,522,166    1,103,099     50,002
Issued for reinvested distributions              --           --           --         --
Redeemed                                (37,466,707) (16,160,687)  (1,796,278)   (29,205)
                                        -----------  -----------   ----------    -------
Net increase (decrease)                 (12,864,858)  (5,638,521)    (693,179)    20,797
                                        -----------   ----------     --------     ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

--------------------------------------------------------------------------------
26   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund has a capital loss carry-over of $425,961,372 as of Oct. 31, 2003, that will expire in 2009 through 2010, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $1.03      $1.60     $ 5.26    $ 11.27      $ 5.41
Income from investment operations:
Net investment income (loss)                                             (.02)      (.03)      (.02)      (.01)       (.08)
Net gains (losses) (both realized and unrealized)                         .71       (.54)     (3.64)      7.05        5.94
Total from investment operations                                          .69       (.57)     (3.66)      7.04        5.86
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.72      $1.03     $ 1.60    $  5.26      $11.27

Ratios/supplemental data
Net assets, end of period (in thousands)                             $145,382    $80,831   $146,139   $319,164      $7,435
Ratio of expenses to average daily net assets(c)                        1.94%      1.91%      1.63%      1.24%(e)    1.11%(e)
Ratio of net investment income (loss) to average daily net assets      (1.47%)    (1.65%)     (.99%)     (.38%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.99%    (35.62%)   (69.58%)    66.58%     108.32%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $ .92      $1.44     $ 4.77    $ 11.02      $ 5.33
Income from investment operations:
Net investment income (loss)                                             (.03)      (.04)      (.04)      (.04)       (.14)
Net gains (losses) (both realized and unrealized)                         .64       (.48)     (3.29)      6.84        5.83
Total from investment operations                                          .61       (.52)     (3.33)      6.80        5.69
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.53      $ .92     $ 1.44    $  4.77      $11.02

Ratios/supplemental data
Net assets, end of period (in thousands)                              $64,387    $37,877    $67,425   $138,545        $220
Ratio of expenses to average daily net assets(c)                        2.75%      2.71%      2.42%      2.01%(f)    1.86%(f)
Ratio of net investment income (loss) to average daily net assets      (2.27%)    (2.45%)    (1.78%)    (1.16%)     (1.76%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.30%    (36.11%)   (69.81%)    65.25%     106.72%

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001      2000(b)
Net asset value, beginning of period                                    $ .92      $1.44     $ 4.77      $5.05
Income from investment operations:
Net investment income (loss)                                             (.03)      (.04)      (.04)      (.01)
Net gains (losses) (both realized and unrealized)                         .64       (.48)     (3.29)      (.27)
Total from investment operations                                          .61       (.52)     (3.33)      (.28)
Net asset value, end of period                                          $1.53      $ .92     $ 1.44      $4.77

Ratios/supplemental data
Net assets, end of period (in thousands)                               $4,000     $1,964     $4,069     $3,298
Ratio of expenses to average daily net assets(c)                        2.72%      2.69%      2.42%      2.01%(d),(g)
Ratio of net investment income (loss) to average daily net assets      (2.26%)    (2.39%)    (1.84%)    (1.17%)(d)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%
Total return(j)                                                        66.30%    (36.11%)   (69.81%)    (5.54%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $1.03      $1.60     $ 5.25    $ 11.27      $ 5.41
Income from investment operations:
Net investment income (loss)                                             (.02)      (.03)      (.02)        --        (.08)
Net gains (losses) (both realized and unrealized)                         .71       (.54)     (3.63)      7.03        5.94
Total from investment operations                                          .69       (.57)     (3.65)      7.03        5.86
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.72      $1.03     $ 1.60    $  5.25      $11.27

Ratios/supplemental data
Net assets, end of period (in thousands)                                 $229        $58        $57        $88        $225
Ratio of expenses to average daily net assets(c)                        1.69%      1.72%      1.49%       .94%(h)    1.11%(h)
Ratio of net investment income (loss) to average daily net assets      (1.25%)    (1.61%)     (.89%)     (.80%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.99%    (35.63%)   (69.52%)    66.27%     108.32%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45% and 1.22% for the periods ended Oct. 31, 2000 and 1999, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.26% and 1.97% for the periods ended Oct. 31, 2000 and 1999, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.26% for the period ended Oct. 31, 2000.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.19% and 1.12% for the periods ended Oct. 31, 2000 and 1999, respectively.

(i)  A distibution payable to a single corporate shareholder.

(j)  Total return does not reflect payment of a sales charge.

(k)  Not annualized.

Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares only to a single investor. One factor impacting the Fund's 2000 and 1999 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level of performance.

--------------------------------------------------------------------------------
29   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Technology Fund (a series of AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Technology Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
30   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
31 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

-------------------------------------------------------------------------------

32 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
33 -- AXP GLOBAL TECHNOLOGY FUND -- 2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP GLOBAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 5, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 5, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 5, 2004